================================================================================

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2002

                                       SECURITIES ACT REGISTRATION NO. 333-76900
                                   INVESTMENT COMPANY REGISTRATION NO. 811-10635

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                          PRE-EFFECTIVE AMENDMENT NO. 2                      [X]

                          POST-EFFECTIVE AMENDMENT NO.                       [_]

                                     AND/OR

                          REGISTRATION STATEMENT UNDER

                       THE INVESTMENT COMPANY ACT OF 1940                    [X]

                                 AMENDMENT NO. 2                             [X]
                                 ---------------

                         BLACKROCK STRATEGIC BOND TRUST
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (888) 825-2257
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         RALPH L. SCHLOSSTEIN, PRESIDENT
                         BLACKROCK STRATEGIC BOND TRUST
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                   ----------
                                   COPIES TO:

        MICHAEL K. HOFFMAN, ESQ.                  LEONARD B. MACKEY, JR. ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP      CLIFFORD CHANCE ROGERS & WELLS LLP
           FOUR TIMES SQUARE                            200 PARK AVENUE
        NEW YORK, NEW YORK 10036                   NEW YORK, NEW YORK 10166
                                   ----------

       APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================

                                                               Proposed            Proposed
                                          Amount Being     Maximum Offering    Maximum Aggregate       Amount of
Title of Securities Being Registered       Registered       Price per Unit       Offering Price     Registration Fee
--------------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value          9,000,000 shares        $15.00            $135,000,000       $ 32,265(1)
=====================================================================================================================

(1)    $14,320 Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                                                   BLACKROCK STRATEGIC BOND TRUST
                                                        CROSS REFERENCE SHEET

                                                        PART A -- PROSPECTUS

               ITEMS IN PART A OF FORM N-2                                LOCATION IN PROSPECTUS
    --------------------------------------------------           ----------------------------------------
Item 1.    Outside Front Cover ............................  Cover page
Item 2.    Inside Front and Outside Back Cover Page .......  Cover page
Item 3.    Fee Table and Synopsis .........................  Prospectus Summary; Summary of Trust Expenses
Item 4.    Financial Highlights ...........................  Not Applicable
Item 5.    Plan of Distribution ...........................  Cover Page; Prospectus Summary; Underwriting
Item 6.    Selling Shareholders ...........................  Not Applicable
Item 7.    Use of Proceeds ................................  Use of Proceeds; The Trust's Investments
Item 8.    General Description of the Registrant ..........  The Trust; The Trust's Investments; Risks; Description of Shares;
                                                             Certain Provisions in the Agreement and Declaration of Trust;
                                                             Closed-End Trust Structure; Borrowings and Preferred Shares
Item 9.    Management .....................................  Management of the Trust; Custodian and Transfer Agent; Trust Expenses
Item 10.   Capital Stock, Long-Term Debt, and Other
           Securities .....................................  Description of Shares; Dividend Reinvestment Plan; Certain Provisions
                                                             in the Agreement and Declaration of Trust; Federal Income Tax Matters
Item 11.   Defaults and Arrears on Senior Securities ......  Not Applicable
Item 12.   Legal Proceedings ..............................  Legal Opinions
Item 13.   Table of Contents of the Statement of
           Additional Information .........................  Table of Contents for the Statement of Additional Information

                                            PART B -- STATEMENT OF ADDITIONAL INFORMATION

Item 14. Cover Page .......................................  Cover Page
Item 15. Table of Contents ................................  Cover Page
Item 16. General Information and History ..................  Not Applicable
Item 17. Investment Objective and Policies ................  Investment Objective and Policies; Investment Policies and Techniques;
                                                             Other Investment Policies and Techniques; Portfolio Transactions
Item 18. Management .......................................  Management of the Trust; Portfolio Transactions and Brokerage
Item 19. Control Persons and Principal Holders of
         Securities .......................................  Not Applicable
Item 20. Investment Advisory and Other Services ...........  Management of the Trust; Experts
Item 21. Brokerage Allocation and Other Practices .........  Portfolio Transactions and Brokerage
Item 22. Tax Status .......................................  U.S. Federal Income Tax Matters
Item 23. Financial Statements .............................  Financial Statements; Report of Independent Auditors

                                                     PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



PRELIMINARY PROSPECTUS        Subject to Completion            February 26, 2002
--------------------------------------------------------------------------------


              SHARES

[BLACKROCK LOGO]

BLACKROCK STRATEGIC BOND TRUST

COMMON SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. BlackRock Strategic Bond Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. The Trust's investment objective is to seek total return through high current income and capital appreciation.

PORTFOLIO CONTENTS. The Trust will seek to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related securities and other types of fixed income securities. Under normal market conditions, the Trust will invest a significant portion of its total managed assets in corporate fixed income securities rated lower than "Baa" by Moody's Investor Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Rating Group ("S&P"), similarly rated by other nationally recognized rating agencies or not rated by any rating agency but which our investment advisors believe are comparable to securities rated in these categories. The remainder of the Trust's assets will be invested in investment grade securities. The Trust's investment advisors will continually analyze the markets for income securities and will periodically reallocate the Trust's investments between corporate bonds and other income securities and between lower grade and investment grade securities to seek to achieve the Trust's investment objective. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust cannot ensure that it will achieve its investment objective.

NO PRIOR HISTORY. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BHD".

BORROWINGS. The Trust currently anticipates borrowing funds and/or issuing preferred shares in an aggregate amount of approximately 33 1/3% of its total managed assets to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions. The Trust may also borrow through reverse repurchase agreements, dollar rolls and through the issuance of preferred shares. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

INVESTING IN THE COMMON SHARES INVOLVES A HIGH DEGREE OF RISK. SEE "RISKS" ON PAGE 21 OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE SEE PAGE 48 OF THIS PROSPECTUS FOR IMPORTANT PRIVACY POLICY INFORMATION.

                            PRICE TO            SALES          PROCEEDS
                              PUBLIC             LOAD          TO TRUST
--------------------------------------------------------------------------------
     Per Share               $15.000           $0.675           $14.325
--------------------------------------------------------------------------------
     Total                   $                 $                $
--------------------------------------------------------------------------------

                                   UBS WARBURG

     A.G. EDWARDS & SONS, INC.                 J.J.B. HILLIARD, W.L. LYONS, INC.
                                                         A PNC COMPANY

     RBC CAPITAL MARKETS                                    WACHOVIA SECURITIES

--------------------------------------------------------------------------------
(CONTINUED FROM PREVIOUS PAGE)

The underwriters named in this prospectus may purchase up to additional common shares at the public offering price within 45 days from the date of this prospectus to cover over-allotments.


The underwriters expect to deliver the common shares to purchasers on or about February , 2002.

You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated February , 2002, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 48 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).


The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.


Until March , 2002 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE  OF  CONTENTS
--------------------------------------------------------------------------------

Prospectus summary ..........................................................  1
Summary of Trust expenses ...................................................  8
The Trust ...................................................................  9
Use of proceeds .............................................................  9
The Trust's investments .....................................................  9
Borrowings and preferred shares ............................................. 17
Risks ....................................................................... 21
How the Trust manages risk .................................................. 30
Management of the Trust ..................................................... 30
Net asset value ............................................................. 36
Distributions ............................................................... 36
Dividend reinvestment plan .................................................. 37
Description of shares ....................................................... 38
Certain provisions in the Agreement and Declaration of Trust ................ 41
Closed-end trust structure .................................................. 43
Repurchase of shares ........................................................ 43
Federal income tax matters .................................................. 44
Underwriting ................................................................ 47
Custodian and transfer agent ................................................ 48
Legal opinions .............................................................. 48
Table of contents for the Statement of Additional Information ............... 49

--------------------------------------------------------------------------------

Prospectus summary

THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE TRUST

BlackRock Strategic Bond Trust is a newly organized, diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock Strategic Bond Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."

THE OFFERING


The Trust is offering _____ common shares of beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by UBS Warburg LLC. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to _____ additional common shares to cover orders in excess of _____ common shares. BlackRock Advisors, Inc. has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.075 per share. See "Underwriting."


INVESTMENT OBJECTIVE

The Trust's investment objective is to seek total return through high current income and capital appreciation. The Trust is designed for investors willing to assume additional risk in return for the potential for total return. The Trust is not intended as a complete investment program and there is no guarantee or assurance that the Trust will achieve its objective. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal. Therefore, this type of investment may be inappropriate for your risk profile.

INVESTMENT POLICIES

The Trust will seek to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. Under normal market conditions, the Trust will invest a significant portion of its total managed assets in corporate fixed income securities that are high-risk, high yield securities, including high-risk, high yield bonds and other high-risk, high yield income securities, such as preferred stocks. The remainder of the Trust's assets will be invested in investment grade securities. The Trust's investment advisors will continually analyze the markets for income securities and will periodically reallocate the Trust's investments between corporate bonds and other income securities and between lower grade and investment grade securities to seek to achieve the Trust's investment objective.


High-risk, high yield securities generally are income securities which, if rated at the time of purchase, are rated lower than Baa by Moody's, lower than BBB by S&P or similarly rated by other rating agencies or not rated by any agency but which BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") and BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor") believes are comparable to securities rated in these categories. Securities ratings are assigned by a rating agency based on the agency's determination of the ability of the issuer to pay interest and repay principal when due. Securities rated Baa/BBB and higher are described as "investment grade," while lower grade securities (those with ratings lower than Baa/BBB or unrated bonds of similar quality) are classified as "non-investment grade" or "junk bonds."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust also may invest in government and agency securities, mortgage-related securities, asset-backed securities, bank loans, distressed securities, mezzanine investments, collateralized bond obligations, zero-coupon, pay-in-kind and deferred payment securities, premium bonds, depository receipts and convertible securities.

INVESTMENT STRATEGY

BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock manages fixed income portfolios by using a strategy that involves researching and investing in sectors of the fixed income market that BlackRock believes are fairly valued or undervalued.

In selecting securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to seek total return. BlackRock's analysis includes:

>  credit research on the issuers' financial strength;

>  assessment of the issuers' ability to meet principal and interest payments;

>  general industry trends;

>  the issuers' managerial strength;

>  changing financial conditions;

>  borrowing requirements or debt maturity schedules; and

> the issuers' responsiveness to changes in business conditions and interest rates.

BlackRock considers relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

In certain market conditions, the Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality, short-term income securities.

RISK MANAGEMENT

BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. BlackRock uses these tools to seek to add consistent value and control performance volatility. BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

BlackRock's approach to managing high yield investments is to apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following process:

> creating a diversified portfolio of securities within various sectors of the high yield market;

> performing sector analysis to determine the sectors which BlackRock expects to have stable or improving credit quality in the future;

>  performing individual,  company-by-company  credit research to seek to select
   securities   which  BlackRock   believes  will  be  able  to  meet  its  debt
   obligations; and

> utilizing the expertise and experience of the management team to make investment decisions.

INVESTMENT PRACTICES

In seeking to achieve our investment objective, we may also use a number of other investment practices and techniques, including:

BORROWINGS AND PREFERRED SHARES

The Trust currently anticipates borrowing funds and/or issuing preferred shares in an aggregate amount of up to 33 1/3% of its total managed assets to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks and other financial institutions. The Trust may also borrow additional funds through reverse repurchase agreements, dollar rolls and through the issuance of preferred shares of beneficial interest ("Preferred Shares"). The Trust is authorized to incur leverage up to 38% of its total managed assets. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. See "Risks--Leverage."

The money the Trust obtains through leverage is expected to be invested in intermediate and long-term securities that will generally pay fixed rates of interest over the life of the securities. Money borrowed for investment purposes generally will pay interest or dividends based on shorter-term interest rates. If the rate of return, after the payment of applicable expenses of the Trust, on the intermediate and long-term securities purchased by the Trust is greater than the interest or dividends paid by the Trust on borrowed money, the Trust will generate more income from such investments than it will need to pay interest or dividends on the borrowed money. If so, the excess income may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Borrowings and preferred shares" and "Description of shares--Preferred Shares."

OTHER INVESTMENT MANAGEMENT TECHNIQUES

Although  not  intended to be a  significant  element in the Trust's  investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including:

>  engaging in interest rate and credit derivatives transactions;

> engaging in foreign currency transactions in connection with the Trust's investment in foreign securities;

>  using options and financial futures;

>  making forward commitments; and

>  lending the Trust's portfolio securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISOR


BlackRock  Advisors  will  be  the  Trust's  investment  advisor  and  BlackRock
Advisors' affiliate, BlackRock Financial Management, as sub-advisor, will provide certain day-to-day investment management services to the Trust. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $239 billion of assets under management as of December 31, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $135 billion of fixed income assets under management and with over 160 professionals dedicated solely to fixed income. BlackRock also manages $5.5 billion in high yield assets. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the US as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to PENSIONS & INVESTMENTS, May 14, 2001. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock." BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 0.75% of the average weekly value of the Trust's Managed Assets. "Total managed assets" means the total assets of the Trust (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of any Preferred Shares issued by the Trust is not a liability. BlackRock Advisors has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through February 28, 2007) and for a declining amount for an additional three years (through February 28, 2010). UBS Warburg LLC has been retained by the Advisor to act as the shareholder servicing agent. See "Management of the Trust."


DISTRIBUTIONS

The Trust intends to distribute monthly all or a portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the Trust's Dividend Reinvestment Plan. See "Dividend reinvestment plan."

The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any Preferred Shares issued by the Trust in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Borrowings and preferred shares."

LISTING

The common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "BHD". See "Description of shares--Common Shares."

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company will serve as the Trust's Custodian and EquiServe Trust Company, N.A. will serve as the Trust's Transfer Agent. See "Custodian and transfer agent."

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

MARKET PRICE OF SHARES

Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that may invest in lower grade bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as the Trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand and the Trust's dividend level, which is, in turn, affected by expenses and call protection for portfolio securities. See "Borrowings and preferred shares," "Risks," "Description of shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY

The Trust is a newly organized, closed-end management investment company with no operating history.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of the Trust soon after completion of the public offering. The shares of the Trust were designed primarily for long-term investors, and investors in the shares should not view the Trust as a vehicle for trading purposes.

LOWER GRADE SECURITIES

Under normal market conditions, a significant portion of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term. Here are some risks you should consider:

CREDIT RISK

Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MARKET RISK

The prices of income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's shares. This "market risk" is usually greater among income securities with longer maturities or durations. Although the Trust has no policy governing the maturities of its investments, the Trust expects that under current market conditions it will invest in a portfolio of income securities with an average maturity of less than ten years. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

INCOME RISK

The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest yields. In the event that the Trust increases its investment in debt securities of investment grade quality, the income investors receive from the Trust may be less than if the Trust maintained a higher percentage of its investments in high-risk, high yield bonds.

CALL RISK

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

LIQUIDITY RISK

The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

FOREIGN SECURITIES

The Trust may invest up to 20% of its total managed assets in debt securities of non-US issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries are not as developed, efficient or liquid as the United States markets. Therefore, the prices of Foreign Securities often are volatile. Although the Trust will report its net asset value and pay dividends in US dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the US dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Foreign Securities. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and will not invest more than 10% of its total managed assets in such securities. Investments in such securities are particularly speculative.

OTHER INVESTMENT MANAGEMENT TECHNIQUES

The Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. These strategic transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

LEVERAGE

Although the use of leverage by the Trust may create an opportunity for increased total return for the shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders including:

> the likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio without leverage;

> the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the shareholders;

> the effect of leverage in > declining market, which is likely to cause a greater decline in the net asset value of the shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the shares; and

> when the Trust uses financial leverage, the investment advisory fees payable to BlackRock Advisors, Inc. will be higher than if the Trust did not use leverage.

BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

ANTI-TAKEOVER PROVISIONS

The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Trust expenses


The following tables show Trust expenses as a percentage of net assets attributable to common shares and as a percentage of total management assets.


Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price) ...             4.50%
Dividend reinvestment plan fees ..............................             None*


                                                               PERCENTAGE OF NET
                                                             ASSETS ATTRIBUTABLE
                                                              TO COMMON SHARES**
--------------------------------------------------------------------------------
Annual Expenses
      Management fees ........................................         1.13%
      Fee and expense waiver years 1-5 .......................        (0.30%)***
      Net management fees years 1-5 ..........................         0.83%***
      Interest expense .......................................         1.99%
      Other expenses .........................................         0.30%
                                                                       ---------
           Total net annual expenses years 1-5 ...............         3.12%***
                                                                       ---------


* YOU WILL BE CHARGED A $2.50 SERVICE CHARGE AND PAY BROKERAGE CHARGES IF YOU DIRECT THE PLAN AGENT (AS DEFINED BELOW) TO SELL YOUR COMMON SHARES HELD IN A DIVIDEND REINVESTMENT ACCOUNT.


** STATED AS A PERCENTAGE OF THE TRUST'S TOTAL MANAGED ASSETS ASSUMING THE LEVERAGE IN AN AMOUNT EQUAL TO 33 1/3% OF THE TRUST'S TOTAL MANAGED ASSETS (AFTER INCURRING LEVERAGE), THE TRUST'S EXPENSES WOULD BE ESTIMATED AS SET OUT IN THE TABLE BELOW. "TOTAL MANAGED ASSETS" MEANS THE TOTAL ASSETS OF THE TRUST (INCLUDING ANY ASSETS ATTRIBUTABLE TO ANY LEVERAGE THAT MAY BE OUTSTANDING) MINUS THE SUM OF ACCRUED LIABILITIES (OTHER THAN DEBT REPRESENTING FINANCIAL LEVERAGE). THE LIQUIDATION PREFERENCE OF THE PREFERRED SHARES IS NOT A LIABILITY.

                                                             PERCENTAGE OF TOTAL
                                                                  MANAGED ASSETS
--------------------------------------------------------------------------------
     Annual Expenses
      Management fees ........................................         0.75%
      Fee and expense waiver years 1-5 .......................        (0.20%)***
      Net management fees years 1-5 ..........................         0.55%***
      Interest expense .......................................         1.33%
      Other expenses .........................................         0.20%
                                                                       ---------
           Total net annual expenses years 1-5 ...............         2.08%***
                                                                       ---------

*** BLACKROCK ADVISORS HAS VOLUNTARILY AGREED TO WAIVE RECEIPT OF A PORTION OF THE MANAGEMENT FEE IN THE AMOUNT OF 0.30% OF AVERAGE WEEKLY NET ASSETS ATTRIBUTABLE TO COMMON SHARES (0.20% OF AVERAGE WEEKLY TOTAL MANAGED ASSETS) FOR THE FIRST 5 YEARS OF THE TRUST'S OPERATIONS. THIS AMOUNT WILL BE REDUCED OVER THE NEXT THREE YEARS TO THE FOLLOWING AMOUNTS, 0.23% (0.15%) IN YEAR 6, 0.15% (0.10%) IN YEAR 7 AND 0.08% (0.05%) IN YEAR 8.
      WITHOUT THE WAIVER, "TOTAL NET ANNUAL EXPENSES YEARS 1-5"(BEFORE INTEREST PAYMENTS ON BORROWINGS) WOULD BE ESTIMATED TO BE 1.43% OF AVERAGE WEEKLY NET ASSETS ATTRIBUTABLE TO COMMON SHARES AND 0.95% OF AVERAGE WEEKLY TOTAL MANAGED ASSETS.


The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total net annual expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues 6,666,666 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend reinvestment plan."

--------------------------------------------------------------------------------
8

SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------

The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 3.12% of net assets attributable to common shares and (2) a 5% annual return:(1)

                                        1 YEAR   3 YEARS   5 YEARS  10 YEARS (2)
--------------------------------------------------------------------------------
Total Expenses Incurred ...............   $75      $137      $201       $383


(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE EXAMPLE ASSUMES THAT THE ESTIMATED "OTHER EXPENSES" SET FORTH IN THE ANNUAL EXPENSES TABLE ARE ACCURATE, THAT FEES AND EXPENSES INCREASE AS DESCRIBED IN NOTE 2 BELOW AND THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED AT NET ASSET VALUE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE TRUST'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

(2) ASSUMES WAIVER OF FEES AND EXPENSES OF 0.23% OF AVERAGE WEEKLY NET ASSETS ATTRIBUTABLE TO COMMON SHARES IN YEAR 6 (0.15% OF AVERAGE WEEKLY TOTAL MANAGED ASSETS), 0.15% (0.10%) IN YEAR 7, AND 0.08% (0.05%) IN YEAR 8 AND ASSUMES THAT LEVERAGE REMAINS 33 1/3% OF THE TRUST'S CAPITAL THROUGHOUT THE PERIODS REFLECTED. BLACKROCK ADVISORS HAS NOT AGREED TO WAIVE ANY PORTION OF ITS FEES AND EXPENSES BEYOND FEBRUARY 28, 2010. SEE "MANAGEMENT OF THE TRUST--INVESTMENT MANAGEMENT AGREEMENT."



The Trust

The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on January 17, 2002, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

Use of proceeds

The net proceeds of the offering of common shares will be approximately $_________ ($________ if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in bonds that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.

The Trust's investments

INVESTMENT OBJECTIVE

The Trust's investment objective is to seek total return through high current income and capital appreciation. The Trust is designed for investors willing to assume additional risk in return for the potential for total return. The Trust is not intended to be a complete investment program and there is no guarantee or assurance that the Trust will achieve its objective. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal. Therefore, this type of investment may be inappropriate for your risk profile. Please consult your broker or financial adviser to determine whether an investment in the Trust is appropriate for you.

--------------------------------------------------------------------------------

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT POLICIES

The Trust will seek to achieve its investment objective by primarily investing in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. Under normal market conditions, the Trust will invest a significant portion of its total managed assets in corporate fixed income securities that are high-risk, high yield securities, including high-risk, high yield bonds and other high-risk, high yield income securities, such as preferred stocks. The remainder of the Trust's assets will be invested in investment grade securities. BlackRock will continually analyze the markets for income securities and will periodically reallocate the Trust's investments between corporate bonds and other income securities and between lower grade and investment grade securities to seek to achieve the Trust's investment objective. In certain market conditions, BlackRock may determine that income securities rated investment grade offer significant opportunities for total return. In such conditions, the Trust may invest a significant portion of its total managed assets in investment grade securities.

High-risk, high yield securities are generally income securities which, if rated at the time of purchase, are rated lower than Baa by Moody's, lower than BBB by S&P or similarly rated by another nationally recognized securities rating organization (each, a "Rating Agency") or that are not rated by any rating agency but which BlackRock believes to be comparable to securities rated in these categories. Securities rated Baa/BBB and higher are described as "investment grade," while lower grade securities (those with ratings lower than Baa/BBB or unrated securities of similar quality) are classified as "non-investment grade" or "junk bonds."

The Trust will invest primarily in bonds, debentures, notes and other debt or income instruments, including preferred stocks. The Trust's portfolio securities may have fixed or variable rates of interest, and may include, but are not limited to, government and agency securities, mortgage-related securities, asset-backed securities, bank loans, distressed securities, mezzanine investments, collateralized bond obligations, zero-coupon, pay-in-kind and deferred payment securities, premium bonds, depository receipts and convertible securities. The issuers of the Trust's portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities and supranational entities. The Trust may invest in securities of any maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Trust, the Trust may receive warrants or other non-income producing equity securities. The Trust may retain such securities, including equity shares received upon conversion of convertible securities, until BlackRock determines it is appropriate in light of current market conditions to effect a disposition of such securities.

In selecting income securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes that this strategy should enhance the Trust's ability seek total return. BlackRock's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. BlackRock may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, capital structures and earnings prospects. In managing the assets of the Trust, BlackRock will utilize an active management approach that stresses the flexibility to reallocate investments as appropriate. BlackRock will diversify the Trust's portfolio of assets in an effort to minimize exposure to individual securities, issuers and industries. Although it does not intend to do so to any significant degree, BlackRock may also use advanced and proprietary hedging and risk management techniques for the Trust. See "Risks--Other Investment Management Techniques" and the Statement of Additional Information under "Other Investment Policies and Techniques--Strategic Transactions."

--------------------------------------------------------------------------------
10

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


The Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality debt securities or US government obligations and high-quality, short-term debt securities.

The Trust expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements and dollar rolls, which have the effect of financial leverage. The Trust intends to utilize financial leverage in an initial amount equal to approximately 33 1/3% of its total managed assets (including the amount obtained through leverage). The Trust generally will not utilize leverage if it anticipates that the Trust's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for total return for the shareholders, but at the same time, creates special risks and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and preferred shares" and "Risks--Leverage."

CORPORATE BONDS

The Trust may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

LOWER GRADE SECURITIES

The Trust anticipates that, under normal market conditions, between 75% and 35% of its total managed assets will be invested in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other Rating Agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. When BlackRock believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities and, in certain market conditions, the Trust may invest none of its assets in lower grade securities. Percentage limitations described in this prospectus are as of the time of investment by the Trust and could thereafter be exceeded as a result of market value fluctuations of the Trust's portfolio.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

--------------------------------------------------------------------------------

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a Rating Agency, the Trust's ability to achieve its investment objective will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

FOREIGN SECURITIES

The Trust may invest up to 20% of its total managed assets in Foreign Securities, which may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in foreign currencies or multinational currency units. The Trust may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their debt pursuant to the Brady Plan, which are viewed as speculative investments. Under normal market conditions, the Trust will not hold any Foreign Securities of emerging market issuers, and, in the event the Trust decides to hold any such Foreign Securities of emerging market issuers, such securities will not comprise more than 10% of the Trust's total managed assets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

--------------------------------------------------------------------------------
12

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


US GOVERNMENT SECURITIES

The Trust may invest in debt securities issued or guaranteed by the US government, its agencies or instrumentalities including: (1) US Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as US Treasury bills (maturity of one year or less), US Treasury notes (maturity of one to ten years), and US Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the US government under the separate trading of registered interest and principal securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by US government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the US Treasury, some of which are supported by the right of the issuer to borrow from the US government and some of which are backed only by the credit of the issuer itself.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities.

ASSET-BACKED SECURITIES

Asset-backed securities are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

BANK LOANS

The Trust may invest in bank loans denominated in US and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Trust may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "Participation Interests"). Co-Lenders and Participants interposed between the Trust and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Trust also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Trust

--------------------------------------------------------------------------------

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


and the Borrower. In such cases, the Trust would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Trust's rights against the Borrower but also for the receipt and processing of payments due to the Trust under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation Interest, the Trust may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Trust may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Trust were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Trust might incur certain costs and delays in realizing payment in connection with the Participation Interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

DISTRESSED SECURITIES

The Trust may invest in distressed securities. Investment in distressed securities is speculative and involves significant risk, including possible loss of the principal invested. Distressed securities may be performing or non-performing and generally trade at prices substantially lower than lower grade securities of companies in similar industries. Under normal market conditions, the Trust intends to invest in distressed securities that are producing current income. At times, distressed securities may not produce income and may require the Trust to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover its investment. Therefore, to the extent the Trust invests in distressed securities, the Trust's ability to achieve total return for its shareholders may be diminished. The Trust also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by the Trust, there can be no assurance that the securities or other assets received by the Trust in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Trust upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Trust's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Trust may be restricted from disposing of such securities.

MEZZANINE INVESTMENTS

The Trust may invest in certain lower grade securities known as "Mezzanine Investments," which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

--------------------------------------------------------------------------------
14

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


In connection with its purchase of Mezzanine Investments, the Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

COLLATERALIZED BOND OBLIGATIONS

The Trust may invest in collateralized bond obligations ("CBOs"), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

The Trust may invest in Zero-Coupon, Pay-In-Kind or Deferred Payment Securities. Zero-Coupon Securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are required each year, for federal income tax purposes, to accrue income with respect to these securities as if it were actually received. Because the Trust must distribute this non-cash income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Trust may have to sell portfolio securities to generate cash for distribution and, in such event, the Trust would have fewer assets with which to purchase income producing securities. The Trust accrues income with respect to these securities prior to the receipt of cash payments. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero- Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero-Coupon, Pay-In-Kind and Deferred Payment Securities are subject to greater fluctuation in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

CONVERTIBLE SECURITIES

The Trust may invest in convertible securities. Convertible securities are income securities that may, at the holder's option, be converted into or exchanged for a prescribed amount of equity securities of the same or a different issuer within a particular period of time. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible

--------------------------------------------------------------------------------

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of total return because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for total return through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of total return, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for total return.

EQUITY SECURITIES

The Trust may invest in common stock, warrants or other equity securities (other than preferred stocks) of US and foreign issuers when consistent with the Trust's investment objective. The Trust will generally, but not exclusively, hold such investments as a result of purchases of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities. The Trust may also purchase equity securities not associated with debt securities when, in the opinion of BlackRock, such purchase is appropriate.

STRATEGIC TRANSACTIONS

The Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust's total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions

--------------------------------------------------------------------------------
16

THE TRUST'S INVESTMENTS
--------------------------------------------------------------------------------


depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

OTHER INVESTMENT COMPANIES

The Trust may invest up to 10% of its total managed assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed-income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Borrowings and preferred shares," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in bonds.

INITIAL PORTFOLIO COMPOSITION

If current market conditions persist, the Trust expects that approximately 70% of its initial portfolio will consist of lower grade bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock (approximately 34% in Ba/BB and 36% in B). The remainder of the Trust's assets will be invested in investment grade debt securities.


Borrowings and preferred shares

The Trust currently anticipates borrowing funds and/or issuing debt securities or Preferred Shares in an aggregate amount of approximately 33 1/3% of its total managed assets to purchase additional securities. This practice is known as "leverage." The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar rolls. Changes in the value of the Trust's investment portfolio, including securities

--------------------------------------------------------------------------------

BORROWINGS AND PREFERRED SHARES
--------------------------------------------------------------------------------


bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total managed assets, including the proceeds from the issuance of Preferred Shares and other leverage. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.

CREDIT FACILITIES

The Trust may borrow money from commercial banks for investment purposes in an amount up to 33 1/3% of the Trust's total assets (inclusive of the amount borrowed). The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions, but the Trust anticipates that any such credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years, subject to possible extension by the Trust; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith. The facility would not be expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under any facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust would expect to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Trust would expect that such a credit facility would contain certain covenants which, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the Investment Company Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

REVERSE REPURCHASE AGREEMENTS

Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

DOLLAR ROLL TRANSACTIONS

Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust

--------------------------------------------------------------------------------
18

BORROWINGS AND PREFERRED SHARES
--------------------------------------------------------------------------------


to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

PREFERRED SHARES

Although the Trust is authorized to issue Preferred Shares in an amount up to 50% of its total assets, the Trust anticipates that under current market conditions it will offer Preferred Shares representing no more than 38% of the Trust's total managed assets immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Trust does not issue Preferred Shares, the Trust will limit its borrowing to 33 1/3% of the Trust's managed assets. The Preferred Shares would have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares would leverage the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of any Preferred Shares offering in intermediate and long-term bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Trust were not leveraged.

The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short term rates, which normally will be lower than the return earned by the Trust on its longer term portfolio investments. Because the total assets of the Trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for total return , the holders of shares will normally be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the net asset value of the shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks for holders of the shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the shares. To the extent total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. The fee paid to BlackRock will be calculated on the basis of the Trust's assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Trust is utilizing financial leverage, the investment advisory fees payable to BlackRock will be

--------------------------------------------------------------------------------

BORROWINGS AND PREFERRED SHARES


higher than if the Trust did not utilize a leveraged capital structure.  The use
of  leverage   creates   risks  and   involves   special   considerations.   See
"Risks--Leverage."

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Assuming that leverage will represent approximately 33 1/3% of the Trust's total managed assets and that the Trust does not issue any Preferred Shares, the interest paid on the leverage is a blended annual average rate of 2.65% the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.88% in order to cover the interest payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage representing 33 1/3% of the

--------------------------------------------------------------------------------
20

BORROWINGS AND PREFERRED SHARES
--------------------------------------------------------------------------------


Trust's total managed assets, a 4.66% yield on the Trust's investment portfolio, net of expenses, and the Trust's currently projected blended annual average leverage interest rate of 2.65%.

Assumed Portfolio Total Return
  (Net of Expenses) ............     (10)%      (5)%       0%        5%      10%
Common Share Total Return ......  (16.33)%   (8.83)%   (1.33)%    6.18%   13.68%


BORROWINGS AND PREFERRED SHARES

Assuming that leverage will represent approximately 38% of the Trust's total managed assets, the dividends paid on the leverage is a blended annual average rate of 2.18%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.83% in order to cover the interest and dividend payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%,-5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage using debt and Preferred Shares representing, in the aggregate, 38% of the Trust's total managed assets, a 4.14% yield on the Trust's investment portfolio, net of expenses, and the Trust's currently projected blended average annual leverage dividend and interest rate of 2.18%.

Assumed Portfolio Total Return
  (Net of Expenses) .............     (10)%     (5)%       0%        5%      10%
Common Share Total Return .......  (17.47)%  (9.40)%   (1.34)%    6.73%   14.79%

Common share total return is composed of two elements--the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest on debt and dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.

Until the Trust borrows or issues Preferred Shares, the Trust's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Trust's investment objective and policies.


Risks

The net asset value of the common shares will fluctuate with and be affected by, among other things, the risks described below.

NEWLY ORGANIZED

The Trust is a newly organized, diversified, closed-end management investment company and has no operating history.

--------------------------------------------------------------------------------

RISKS
--------------------------------------------------------------------------------


MARKET DISCOUNT RISK

As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of shares of the Trust will not depend directly upon the Trust's net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offer because net asset value will be reduced immediately following the initial offering by a 4.5% sales load charge and organizational and selling expenses paid by the Trust.

LOWER GRADE SECURITIES

Initially, the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term. Here are some risks you should consider.

CREDIT RISK

Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

MARKET RISK

The prices of income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's shares. This "market risk" is usually greater among income securities with longer maturities or durations. Although the Trust has no policy governing the maturities of its investments, under current market conditions the Trust expects that it will invest in a portfolio of income securities with an average maturity of less than ten years. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types

--------------------------------------------------------------------------------
22

RISKS
--------------------------------------------------------------------------------


of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

INCOME RISK

The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest yields. In the event that the Trust increases its investment in debt securities of investment grade quality, the income investors receive from the Trust may be less than if the Trust maintained a higher percentage of its investments in high-risk, high yield bonds.

CALL RISK

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

LIQUIDITY RISK

The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

BANK LOANS

As in the case of junk bonds, bank loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, bank loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although bank loan obligations often are secured by pledges of assets by the borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding bank loans. In particular, the secondary trading market for bank loans is not well developed, and therefore, bank loans present increased market risk relating to liquidity and pricing concerns. In addition, there is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.

MEZZANINE INVESTMENTS

Mezzanine Investments are typically subordinated debt securities, are often unsecured by any collateral and are often accompanied by warrants, options and other rights to purchase equity of the issuer. The issuer's ability to repay a Mezzanine Investment often depends on the issuer's ability to "refinance" or replace the Mezzanine Investment with another income security. Issuers of Mezzanine Investments often are highly leveraged and may have difficulty in refinancing. Therefore, Mezzanine Investments may experience high default rates, which would mean that the Trust may lose money on its Mezzanine Investments which would adversely affect the Trust's net asset value and level of distributions. The rights to purchase equity involve additional risks. The purchase of rights or warrants involves the risk that the

--------------------------------------------------------------------------------

RISKS
--------------------------------------------------------------------------------


Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration and the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the underlying security.

COLLATERALIZED BOND OBLIGATIONS

Income from the pool of lower grade securities collateralizing the obligations is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investment placed in lower CBO tranches.

DISTRESSED SECURITIES

Investment in distressed securities is speculative and involves significant risk, including possible loss of the principal invested. Although in current market conditions the Trust expects that it will invest in distressed securities that are producing total return at times distressed securities may not produce total return and may require the Trust to bear certain extraordinary expenses in order to protect and recover its investment.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

The Trust may invest in residential and commercial mortgage-related and other asset-backed securities issued by governmental entities and private issuers including investments in commercial mortgage-related securities. These securities entail considerable risk, i.e., credit risk, market risk, prepayment risk and interest rate risk.

RISKS ASSOCIATED WITH MORTGAGE-RELATED SECURITIES

The risks associated with mortgage-related securities include:

> credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties;

> adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

> prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; and

> loss of all or part of the premium, if any, paid if there is > decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

PREPAYMENT RISKS

The yield and maturity characteristics of mortgage-related securities and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time, although there may be limitations on prepayments in CMBS. In calculating the average

--------------------------------------------------------------------------------
24

RISKS
--------------------------------------------------------------------------------


weighted maturity of the Trust, the maturity of mortgage-related and other asset-backed securities held by the Trust will be based on estimates of average life which take prepayments into account. These estimates, however, may not accurately predict actual prepayment rates. Prepayment risks include the following:

> the relationship between prepayments and interest rates may give some lower grade mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities;

> in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

> because of these and other reasons, > mortgage-related or asset-backed security's total return and maturity may be difficult to predict; and

> to the extent that the Trust purchases mortgage-related or asset-backed securities at > premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

RISKS ASSOCIATED WITH CMBS

The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS).

CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

RISKS ASSOCIATED WITH ASSET-BACKED SECURITIES

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities:

> primarily, these securities do not have the benefit of the same security interest in the underlying collateral and are more dependent on the borrower's ability to pay;

> credit card receivables are generally unsecured, and the debtors are entitled to the protection of > number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and

--------------------------------------------------------------------------------

RISKS
--------------------------------------------------------------------------------


> most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

CONVERTIBLE SECURITIES

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

FOREIGN SECURITIES

Under current market conditions, the Trust may invest up to 20% of its total managed assets in Foreign Securities. The Trust's investment in Foreign Securities may include debt securities issued by foreign governments and other sovereign entities, Brady Bonds, and debt securities issued by foreign corporations and supranational entities. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total managed assets in such securities. Investments in such securities are particularly speculative.

Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

>  fluctuations in foreign exchange rates;

>  future foreign economic, financial, political and social developments;

>  different legal systems;

> the possible imposition of exchange controls or other foreign governmental laws or restrictions;

>  lower trading volume;

> much greater price volatility and illiquidity of certain foreign securities markets;

>  different trading and settlement practices;

>  less governmental supervision;

>  regulation changes in currency exchange rates;

>  high and volatile rates of inflation;

--------------------------------------------------------------------------------
26

RISKS
--------------------------------------------------------------------------------


>  fluctuating interest rates;

>  less publicly available information; and

> different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign sovereign debt securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

>  the possibility of expropriation of assets;

>  confiscatory taxation;

>  difficulty in obtaining or enforcing > court judgment;

>  economic, political or social instability; and

>  diplomatic developments that could affect investments in those countries.

     Because the Trust may invest in securities denominated or quoted in currencies other than the US dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the US dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as:

>  growth of gross domestic product;

>  rates of inflation;

>  capital reinvestment;

>  resources;

>  self-sufficiency;

>  balance of payments position; and

> certain investments in Foreign Securities also may be subject to foreign withholding taxes.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into US dollars, the lack of

--------------------------------------------------------------------------------

RISKS
--------------------------------------------------------------------------------


hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in US securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Trust will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Trust's total managed assets.

As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

LEVERAGE

Although the use of leverage by the Trust may create an opportunity for total return for the shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders including:

> the likelihood of greater volatility of net asset value and market price of the shares than comparable portfolio without leverage;

> the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the shareholders;

> the effect of leverage in> declining market, which is likely to cause greater decline in the net asset value of the shares than if the Trust were not leveraged, which may result in> greater decline in the market price of the shares; and

> when the Trust uses financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not use leverage. See "Management of the Trust."

BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to

--------------------------------------------------------------------------------
28

RISKS
--------------------------------------------------------------------------------


certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies. The Trust may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

OTHER INVESTMENT MANAGEMENT TECHNIQUES

Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

ANTI-TAKEOVER PROVISIONS

The Trust's Agreement and Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust's freedom to engage in certain transactions, and (iii) the ability of the Trust's Board of Trustees or shareholders to amend the Trust's Agreement and Declaration of Trust. These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Certain provisions in the Agreement and Declaration of Trust."

RECENT DEVELOPMENTS

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, many of the US securities markets were closed for all or a portion of a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on US and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How the Trust manages risk

INVESTMENT LIMITATIONS

The  Trust  has  adopted  certain  investment   limitations  designed  to  limit
investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its total managed assets in securities of issuers in any one industry. In addition, with respect to 75% of its total managed assets, the Trust may not invest more than 5% of the value of its total managed assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer (excluding the US government, its agencies or instrumentalities).

The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment
objective.   See  "Investment  Objective  and  Policies"  in  the  Statement  of
Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Preferred Shares or unwinding other leverage transactions. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks--Leverage," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.

HEDGING STRATEGIES

     The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments.

Management of the Trust

TRUSTEES AND OFFICERS

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested

--------------------------------------------------------------------------------
30

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management, Inc. acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $239 billion of assets under management as of December 31, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $135 billion of fixed income assets under management and with over 160 professionals dedicated solely to fixed income. BlackRock also manages $5.5 billion in high yield assets. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the US as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to PENSIONS & INVESTMENTS, May 14, 2001.

The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 29 funds with approximately $8.5 billion in assets as of December 31, 2001. As of December 31, 2001, BlackRock manages more than $215 billion in fixed-income and liquidity assets alone and employs more than 160 global professionals solely dedicated to fixed-income. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

INVESTMENT PHILOSOPHY

With respect to fixed income portfolio management in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that involves researching and investing in sectors of the fixed income market that BlackRock believes are fairly valued or undervalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and have been doing this since the inception of their fixed income products in 1988.

BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

BlackRock's disciplined investment process seeks to add value through: (i) controlling portfolio duration within a narrow band relative to a benchmark index, (ii) relative value sector/sub-sector rotation and security selection,
(iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review, and (v) the judgment of experienced portfolio managers.

The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the-art analytics in the most cost efficient way is

--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(TM), and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

BLACKROCK'S PORTFOLIO MANAGEMENT TEAM

BlackRock uses a team approach to managing its portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. The investment manager's portfolio management team includes the following individuals who have an average of 17 years experience:


KEITH ANDERSON, Managing Director and Chief Investment Officer, Fixed Income of BlackRock, Inc., and its predecessor entities since 1988, is co-head of the Fixed Income Operating Committee, Chairman of the Investment Strategy Group and a member of BlackRock's Management Committee.


Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity he coordinates a team of thirty-one portfolio managers and more than twenty-five credit and quantitative analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide.

Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, D.C. with the Secretary and Staff of the US Treasury to advise them on the financing and management of the Federal debt.

Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and portfolio manager at Criterion Investment Management Company where he had primary responsibility for a $2.8 billion fixed income portfolio.

Mr. Anderson has authored numerous articles on fixed income strategies, including two articles in THE HANDBOOK OF FIXED INCOME OPTIONS: "Scenario Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market."

MICHAEL BUCHANAN, CFA, Managing Director of BlackRock. Mr. Buchanan has primary responsibility for trading and overseeing risk management for the High Yield Team. From 1998-2001 he was a Director and was appointed a Managing Director in 2001.

Prior to joining BlackRock as a Director in 1998, Mr. Buchanan was a Vice President at Conseco Capital Management ("CCM") from 1990-1998 where he was a portfolio manager responsible for high yield debt, bank loan and emerging markets debt trading. He also oversaw investment grade corporate bond

--------------------------------------------------------------------------------
32

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


trading. At CCM, Mr. Buchanan managed two high yield mutual Trusts and was involved in the management and oversight of three high yield debt CBOs and a bank loan CLO. Prior to assuming trading responsibilities in the high yield debt area, Mr. Buchanan's previous experience at CCM included credit research on the aerospace, defense and paper/forest products sectors and convertible securities trading. Mr. Buchanan graduated from Brown University with a BA in business economics and organizational behavior/management in 1990. He is a Chartered Financial Analyst and has been on the board of the Indianapolis Society of Financial Analysts since 1993.


ROBERT S. KAPITO, Vice Chairman of BlackRock, Inc., and its predecessor entities since 1988, is co-head of the Equity Operating Committee, Head of the Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, and BlackRock International's Management Committee. Mr. Kapito is responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.


In addition, Mr. Kapito plays a key role in coordinating the efforts of the analytical and administrative groups with the Portfolio Management Group. He is also involved in marketing and managing several of BlackRock's funds. Mr. Kapito serves as a Vice President for BlackRock's family of closed-end mutual funds and for the Smith Barney Adjustable Rate Government Income Fund.

Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage
Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of CMOs. Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe.

MICHAEL P. LUSTIG, Managing Director and portfolio manager, is a member of the Investment Strategy Group. Mr. Lustig is responsible for managing the firm's taxable closed-end funds and structured products effort. In this role Mr. Lustig has held various titles at BlackRock. From 1994-1996 he was a Vice President. From 1997-1999 he was a Director and he became a Managing Director in 2000. Prior thereto, Mr. Lustig developed analytical models for security and portfolio analysis, assisted in the structuring of BlackRock's mutual funds and analyzed the asset/liability structure of client portfolios. In this role Mr. Lustig held various titles in 1989 including associate and in 1993 he became Vice President.

Prior to joining BlackRock in 1989, Mr. Lustig was an associate in the Financial Strategies and Investment Analysis Division of Security Pacific Merchant Bank. Mr. Lustig joined Security Pacific in 1986 and was responsible for developing models to trade derivative products including caps, floors, swaps, callable/putable bonds, futures and options.

DENNIS M. SCHANEY, Managing Director, is a member of the Investment Strategy Group. Mr. Schaney has primary responsibility for BlackRock's high yield business and is co-head of taxable credit research.


Immediately prior to joining BlackRock as a Managing Director in 1998, Mr. Schaney spent nine years with Merrill Lynch where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. During the time that Mr. Schaney managed Merrill's Corporate and Municipal Bond Research Departments, the group became the top-ranked Fixed Income Research Department according to industry polls. Mr. Schaney's specific sector specialties included the media, entertainment, and cable


--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


sectors for both the high yield and investment grade markets for which he was named to Institutional Investor's All American Fixed Income Team for five of the last six years. In addition, throughout his career, Mr. Schaney has covered the auto, transportation, technology and aerospace industries. Mr. Schaney began his investment career with Standard and Poor's, followed by four years with The First Boston Corporation; two years as an analyst in the firm's Fixed Income and Research Department and two years as a Vice President in the firm's Investment Banking Department.

MARK J. WILLIAMS, Director of BlackRock. Mr. Williams has primary responsibility for originating and evaluating Bank Loan investments for the High Yield Team. He is also involved in the evaluation and sourcing of Mezzanine Investments.


Prior to joining BlackRock as a Director in 1998, Mr. Williams spent eight years at PNC Bank's New York Office from 1990-1998 and was co-founder of the bank's leveraged finance group. In that capacity, he was responsible for originating and structuring proprietary middle market leveraged deals, along with sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. Mr. Williams has developed extensive contacts over the years working with private equity sponsors and major loan syndication groups. Prior to 1990, he worked in PNC's Philadelphia Office in a variety of marketing and corporate finance roles from 1983-1990. Mr. Williams obtained a BA in Economics from Franklin and Marshall College in 1983.


INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.75% of the average weekly value of the Trust's total managed assets (the "management fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through February 28, 2007), and for a declining amount for an additional three years (through February 28, 2010). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

Pursuant  to a  shareholder  servicing  agreement  between  UBS Warburg LLC (the
"Shareholder Servicing Agent") and BlackRock (the "Shareholder Servicing Agreement"), the Shareholder Servicing Agent will undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate). The Shareholder Servicing Agent also will make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community. At the request of BlackRock, the Shareholder Servicing Agent will provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and

--------------------------------------------------------------------------------
34

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


consult with representatives and Trustees of the Trust in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators. At the request of BlackRock, the Shareholder Servicing Agent also will provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services.

For these services, BlackRock will pay the Shareholder Servicing Agent a fee equal on an annual basis to 0.10% of the average weekly value of the Trust's total managed assets, payable in arrears at the end of each calendar month.

Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to BlackRock for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent.

The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the first eight years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                                PERCENTAGE WAIVED
                                                 (AS A PERCENTAGE
                      TWELVE MONTH              OF AVERAGE WEEKLY
              PERIOD ENDING FEBRUARY 28/29       MANAGED ASSETS*)
              ----------------------------      -----------------

                 2003** ............................. 0.20%
                 2004 ............................... 0.20%
                 2005 ............................... 0.20%
                 2006 ............................... 0.20%
                 2007 ............................... 0.20%
                 2008 ............................... 0.15%
                 2009 ............................... 0.10%
                 2010 ............................... 0.05%

* INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES OR OTHER FORMS OF LEVERAGE.

** FROM THE COMMENCEMENT OF OPERATIONS.

BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond February 28, 2010 or after termination of the investment management agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net asset value

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Thursday of each week and on the last business day of each month. In the event that any Thursday is not a business day or it is not practicable to calculate the Trust's net asset value on any business day for which a calculation is required, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), the liquidation value of any outstanding Preferred Shares and the amount of outstanding debt of the Trust from the Trust's total managed assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Bonds having a remaining maturity of 60 days or less when purchased and bonds originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

Distributions

The Trust intends to distribute to holders of its common shares monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Trust. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared within approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain will be distributed at least annually.

Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio, the amount of leverage utilized by the Trust and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend reinvestment plan."

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

Dividend reinvestment plan

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.


If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractions, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.

If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common


--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------



Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each
Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal income tax matters."

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.


Description of shares

COMMON SHARES

The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of January 17, 2002. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends and interest and dividend payments with respect to the Trust's

--------------------------------------------------------------------------------
38

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

leverage have been paid, unless certain asset coverage (as defined in the Investment Company Act) tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Trust have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional shares other than the possible issuance of Preferred Shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BHD".

The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of proceeds."

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade bonds have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses) call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Borrowings and preferred shares" and the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

The Trust may elect to issue Preferred Shares as part of its leverage strategy. If Preferred Shares are issued, the Trust currently intends to issue Preferred Shares representing approximately 25% of the Trust's total managed assets immediately after the Preferred Shares are issued. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

outstanding Preferred Shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Trust. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred
Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

LIQUIDATION PREFERENCE

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

VOTING RIGHTS

The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and
(2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE TRUST

The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the

--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Certain provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are:

> the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

> the issuance of any securities of the Trust to any Principal Shareholder for cash;

> the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within> twelve-month period; or

> the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market

--------------------------------------------------------------------------------

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
--------------------------------------------------------------------------------


   value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

To liquidate the Trust, the Trust's Agreement and Declaration of Trust, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Closed-end trust structure

The Trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


Repurchase of shares

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Federal income tax matters

The following is a description of certain US federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all US federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) the Trust (but not its shareholders) will not be subject to US federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%.(1)

----------

(1) THE ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001, EFFECTIVE FOR TAXABLE YEARS BEGINNING AFTER DECEMBER 31, 2000, CREATES A NEW 10 PERCENT INCOME TAX BRACKET AND REDUCES THE TAX RATES APPLICABLE TO ORDINARY INCOME OVER A SIX YEAR PHASE-IN PERIOD. BEGINNING IN THE TAXABLE YEAR 2006, ORDINARY INCOME WILL BE SUBJECT TO A 35% MAXIMUM RATE, WITH APPROXIMATELY PROPORTIONATE REDUCTIONS IN THE OTHER ORDINARY RATES.

--------------------------------------------------------------------------------
44

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------


Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's US federal income tax liability, if any, provided that the required information is furnished to the IRS.

--------------------------------------------------------------------------------

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO US FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, as lead manager, and A.G. Edwards &Sons, Inc., First Union Securities, Inc., J.J.B. Hilliard, W.L. Lyons, Inc. and RBCDain Rauscher Inc. as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and BlackRock, to purchase from the Trust the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                       NUMBER OF
UNDERWRITERS                                                       COMMON SHARES
--------------------------------------------------------------------------------

UBS Warburg LLC ...........................................
A.G. Edwards & Sons, Inc. .................................
First Union Securities, Inc. ..............................
J.J.B. Hilliard, W.L. Lyons, Inc. .........................
RBC Dain Rauscher Inc. ....................................
   Total ..................................................


The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional _______ common shares to cover over-allotments, if any, at the initial offering price. The
Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment. The Trust has agreed to pay a commission to the Underwriters in the amount of up to $0.675 per common share (4.5% of the public offering price per common share). The Representatives have advised the Trust that the Underwriters may pay up to $________ per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $______ per common share to certain other dealers who sell shares. Investors must pay for any common shares purchased on or before ________ 2002.


Prior to this offering, there has been no public or private market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation among the Trust, BlackRock and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The minimum investment requirement is 100 common shares.

The Trust and BlackRock have agreed to indemnify the several Underwriters, for or to contribute to the losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.


The expenses of the offering are estimated at and are payable by the Trust. BlackRock Advisors has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.075 per share.


--------------------------------------------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------



The Trust has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Trust, other than issuances of common shares, including pursuant to the Trust's Dividend Reinvestment Plan, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account, may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

First Union Securities, Inc., a subsidiary of Wachovia Corporation, conducts its investment banking, institutional, and capital markets businesses under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this prospectus, however, do not include Wachovia Securities, Inc., a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc., which may or may not be participating as a separate selling dealer in the distribution of the common shares.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

J.J.B. Hilliard, W.L. Lyons, Inc. one of the Underwriters, is an affiliate of BlackRock Advisors and BlackRock Financial Management.


Custodian and transfer agent

The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.


Legal opinions

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance Rogers & Wells LLP, New York, New York. Clifford Chance Rogers & Wells LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------


Table of contents for the
Statement of Additional Information


Use of Proceeds ........................................................... B-2
Investment Objective and Policies ......................................... B-2
Investment Policies and Techniques ........................................ B-4
Other Investment Policies and Techniques .................................. B-17
Management of the Trust ................................................... B-19
Portfolio Transactions and Brokerage ...................................... B-28
Description of Shares ..................................................... B-29
Repurchase of Common Shares ............................................... B-30
U.S. Federal Income Tax Matters ........................................... B-31
Performance Related and Comparative Information ........................... B-35
Experts ................................................................... B-38
Additional Information .................................................... B-38
Independent Auditors Report ............................................... F-1
Financial Statements ...................................................... F-2
APPENDIX A  Ratings of Investments ........................................ A-1
APPENDIX B  General Characteristics and Risks of Hedging Strategies ....... B-1



PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------

                  [This page has been intentionally left blank]

                                [BLACKROCK LOGO]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION, DATED FEBRUARY 26, 2002


                         BLACKROCK STRATEGIC BOND TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


      BlackRock Strategic Bond Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated February , 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.



                                TABLE OF CONTENTS


                                                                            PAGE
Use of Proceeds ........................................................... B-2
Investment Objective and Policies ......................................... B-2
Investment Policies and Techniques ........................................ B-4
Other Investment Policies and Techniques .................................. B-17
Management of the Trust ................................................... B-19
Portfolio Transactions and Brokerage ...................................... B-28
Description of Shares ..................................................... B-29
Repurchase of Common Shares ............................................... B-30
U.S. Federal Income Tax Matters ........................................... B-31
Performance Related and Comparative Information ........................... B-35
Experts ................................................................... B-38
Additional Information .................................................... B-38
Independent Auditors Report ............................................... F-1
Financial Report .......................................................... F-2
APPENDIX A  Ratings of Investments ........................................ A-1
APPENDIX B  General Characteristics and Risks of Hedging Strategies ....... B-1


       This Statement of Additional Information is dated February , 2002.

                                 USE OF PROCEEDS

      Pending investment in securities that meet the Trust's investment objective and policies, The net proceeds will be invested in accordance with the Trust's investment objective and policies during a period not to exceed six months from the closing of this Offering. Pending such investment, the net proceeds may be invested in high quality, short-term debt securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in bonds of the type in which the Trust may invest directly.


                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

      Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any Preferred Shares voting together as a single class, and of the holders of a majority of any outstanding Preferred Shares voting as a separate class:


      (1) Purchase any security if as a result 25% or more of the total assets of the Trust would be invested in the securities of issuers having their principal business activities in the same industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      (2) With respect to 75% of its total managed assets, invest more than 5% of the value of its total managed assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

      (3) Purchase commodities or commodity contracts, except that the Trust may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions;

      (4) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, except that the Trust may purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, oil, gas or other minerals, or interests therein;

      (5) Issue senior securities or borrow money, except as permitted by the Investment Company Act;

      (6) Make loans to others, except through the purchase of debt obligations (including Bank Loans) and the entry into repurchase agreements. However, the Trust may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees;

      (7) Act as an underwriter of securities of other issuers, except to the extent the Trust may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities;

      (8) Invest in the securities of a company for the purpose of exercising management or control, but the Trust will vote the securities it owns in its portfolio as a shareholder or otherwise exercise its rights in accordance with the terms of the securities in accordance with its views;

      (9) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars and floors; and

      (10) Purchase securities of other investment companies, except to the extent permitted under the Investment Company Act.

      When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

      For purposes of applying the limitation set forth in subparagraph (1) and
(2) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers.

      Under the Investment Company Act, the Trust may invest up to 10% of its total managed assets in the aggregate in shares of other investment companies and up to 5% of its total managed assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

      All other investment policies of the Trust are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Trust's outstanding voting shares.

      In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

            (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total managed assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

            (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

            (3) purchase securities of companies for the purpose of exercising control.

      As a non-fundamental policy, under normal market conditions, the Trust will invest at least 80% of its assets in bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. The Trust has adopted a policy to provide shareholders of the Trust at least 60 days prior notice of any change in this investment policy.

      The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

      In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Trust's total managed assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total managed assets, no more than 5% of its total managed assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

      The Trust intends to apply for ratings for any Preferred Shares issued by the Trust from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's
(Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

      Mortgage-Related Securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Although the Trust may invest in residential and commercial Mortgage-Related Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to Commercial Mortgage-Related Securities ("CMBS"), in which the Trust will not invest more than 15% of its total managed assets.

      COMMERCIAL MORTGAGE-RELATED SECURITIES. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

      The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

      The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

      ASSET-BACKED SECURITIES. Asset-Backed Securities are a form of derivative securities. The securitization techniques used for Asset-Backed Securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of Asset-Backed Securities that may be developed in the future. Asset-Backed Securities present certain risks that are not presented by Mortgage-Related Securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do Mortgage-Related Securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

      MORTGAGE-RELATED SECURITIES. Mortgage-Related Securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, REITs, including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

      GOVERNMENT-AGENCY SECURITIES. Mortgage-Related Securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

      GOVERNMENT-RELATED SECURITIES. Mortgage-Related Securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-Related Securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      PRIVATE ENTITY SECURITIES. These Mortgage-Related Securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on Mortgage-Related Securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-Related Securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

      STRIPPED MORTGAGE-BACKED SECURITIES. The Trust also may invest in Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self- liquidation and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

      OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


VARIABLE AND FLOATING RATE INSTRUMENTS

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

      The Trust may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Trust with a certain degree of protection against rises in interest rates, although the Trust will participate in any declines in interest rates as well. The Trust also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.


STRIPPED SECURITIES

      The Trust may invest in zero-coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

PREMIUM SECURITIES

      The Trust may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Trust will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Trust a higher level of investment income distributable to shareholders on a current basis than if the Trust purchased securities bearing current market rates of interest. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Trust on such investments may not exceed prevailing market yields. If an issuer were to redeem securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Trust at a premium are called or sold prior to maturity, the Trust will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Trust will recognize a capital loss if it holds such securities to maturity.

DEPOSITORY RECEIPTS

      Some of the securities in the Trust may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-domestic issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

BRADY BONDS

     The Trust may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are income securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collaterized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.

      Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.

      In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Trust may purchase Brady Bonds with no or limited collaterization, and will be relying for payment of interest and (except in the case of principal collaterized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Trust invests are likely to be acquired at a discount.

OTHER SOVEREIGN-RELATED DEBT

      The Trust may invest in other sovereign-related debt obligations, including obligations of supranational entities. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

      The sovereign-related income securities in which the Trust may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Sovereign-related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Sovereign-related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

BANK LOANS

      As in the case of junk bonds, Bank Loans may be rated in lower grade rating categories or may be unrated, but of lower grade quality. As in the case of junk bonds, Bank Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Bank Loan obligations often are secured by pledges of assets by the borrower and have other structural aspects intended to provide greater protection to the holders of Bank Loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Bank Loans. In particular, the secondary trading market for Bank Loans is not well developed, and therefore, Bank Loans present increased market risk relating to liquidity and pricing concerns. In addition, there is also no assurance that the liquidation of the collateral would satisfy the claims of the Borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.

TREASURY INFLATION-PROTECTED SECURITIES

      The Trust may invest in U.S. Treasury inflation-protected securities ("TIPS") that are designed to provide an investment vehicle that is not vulnerable to inflation. The coupon interest rate as a percentage of principal for these securities is established in an open auction process and then remains constant over the life of the security. The principal value rises or falls semi-annually based upon changes in the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downwards, although the principal will not fall below its face amount at maturity. Holders of TIPS are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on TIPS is lower than the after-tax annual yield on a fixed-principal Treasury of the same maturity. TIPS are expected to show less market risk/price volatility as interest rates rise and fall than a fixed-principal Treasury security of the same maturity. Even though TIPS should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents.

PAY-IN-KIND BONDS

      The Trust may invest in Pay-in-kind, or "PIK," bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      The Trust may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporation or foreign government and one or more financial institutions ("Lenders"). The Trust's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Trust having a contractual relationship only with the Lender not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Trust and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Trust generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Trust will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Trust will acquire Participations only if the Lender interpositioned between the Trust and the borrower is determined by BlackRock to be creditworthy. When the Trust purchases Assignments from Lenders, the Trust will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Trust as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      The Trust may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Trust anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Trust's ability to dispose of particular Assignments or Participations when necessary to meet the Trust's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Trust to assign a value to those securities for purposes of valuing the Trust's portfolio and calculating its net asset value

STRUCTURED INVESTMENTS

      The Trust may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Trust anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

      The Trust is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments, Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Trust's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

WARRANTS

      The Trust may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe fo other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Trust does not intend to retain in it portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

PROJECT LOANS

      The Trust may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

PREFERRED STOCK

      The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

      The Trust may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Trust's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

      The Trust may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Trust if the bank has assets in excess of $1 billion.

      The Trust may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Trust may also make interest-bearing savings deposits in commercial and savings banks.

SUPRANATIONAL ORGANIZATION OBLIGATIONS

      The Trust may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

GUARANTEED INVESTMENT CONTRACTS

      The Trust may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Trust makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Trust, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate.

DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

      Consistent with its investment objective and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured.

      INTEREST RATE TRANSACTIONS. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

      The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are entered into for good faith hedging purposes, BlackRock and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Trust will engage in such transactions, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

      CREDIT DERIVATIVES. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

      CALLS ON SECURITIES, INDICES AND FUTURES Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

      PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. As with calls, the Trust may purchase put options ("puts") on Securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

      Appendix B contains further information about the characteristics, risk and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment by the Trust in futures contracts and options. The principal risks relating to the use of futures and other Strategic Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (iv) the obligation to meet additional variation margin or other payment requirements.

      FORWARD CURRENCY CONTRACTS. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

      The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies.

      The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

      Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

      Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."

SHORT SALES

      The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

      When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total managed assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

BORROWING

      The Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

REVERSE REPURCHASE AGREEMENTS

      The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage described under "Risks--Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

      If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

DOLLAR ROLL TRANSACTION

      To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust's dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 38% of the value of its total managed assets.

      Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

RESTRICTED AND ILLIQUID SECURITIES

      When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Trust will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Trust's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

      The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's Board of Trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

      The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued Security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE

      The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

LENDING OF SECURITIES

      The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds
33 1/3% of the value of the Trust's total managed assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.

      The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

REPURCHASE AGREEMENTS

      As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


                             MANAGEMENT OF THE TRUST


INVESTMENT MANAGEMENT AGREEMENT

      Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

      The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

      The investment management agreement and certain scheduled waivers of investment advisory fees were approved by Trust's board of trustees at an in person meeting of the board of trustees held on February 21, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.75% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of 0.20% the average weekly value of the Trust's total managed assets in each of the first five years of the Trust's operations (through February 28, 2007) and for a declining amount for an additional three years (through February 28, 2010).

      The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of February 20, 2002. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


SUB-INVESTMENT ADVISORY AGREEMENT

      BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to 38% of the monthly management fees received by BlackRock Advisors.

      The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

      Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.


      The sub-investment advisory agreement was approved by the Trust's board of trustees at an in person meeting of the board of trustees held on February 21, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act).

      The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of February 20, 2002. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS


      The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust and their board members and officers is 40 East 52nd Street, New York, New York 10022 and the address of BlackRock Advisors is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

                                                                                NUMBER OF
                                                                                PORTFOLIOS IN FUND
                             TERM OF                                            COMPLEX OVERSEEN
                             OFFICE AND       PRINCIPAL OCCUPATION              BY DIRECTOR
NAME, DATE OF BIRTH          LENGTH OF        DURING THE PAST FIVE YEARS AND    OR NOMINEE         OTHER DIRECTORSHIPS
AND ADDRESS                  TIME SERVED      OTHER AFFILIATIONS                FOR DIRECTOR       HELD BY DIRECTOR
------------------           -----------      --------------------------        ----------------   ----------------
INDEPENDENT DIRECTORS:
Andrew F. Brimmer
P.O. Box 4546                Trustee since    Trustee; President of Brimmer &        30(1)         Director of CarrAmerica Realty
New York, NY 10163           1/22/2002(4)     Company, Inc., a Washington,                         Corporation and Borg-Warner
Date of Birth: 09/13/1926                     D.C.- based economic and                             Automotive. Formerly member of
                                              financial consulting firm. Lead                      the Board of Governors of the
                                              Director and Chairman of the                         Federal Reserve System. Formerly
                                              Audit Committee of each of the                       Director of AirBorne Express,
                                              closed-end Trusts in which                           BankAmerica Corporation (Bank of
                                              BlackRock Advisors, Inc. acts as                     America), Bell South Corporation,
                                              investment advisor.                                  College Retirement Equities Fund
                                                                                                   (Trustee), Commodity Exchange,
                                                                                                   Inc. (Public Governor),
                                                                                                   Connecticut Mutual Life Insurance
                                                                                                   Company, E.I. Dupont de Nemours &
                                                                                                   Company, Equitable Life Assurance
                                                                                                   Society of the United States,
                                                                                                   Gannett Company, Mercedes-Benz of
                                                                                                   North America, MNC Financial
                                                                                                   Corporation (American Security
                                                                                                   Bank), NMC Capital Management,
                                                                                                   Navistar International
                                                                                                   Corporation, PHH Corp. and UAL
                                                                                                   Corporation (United Airlines).

                                                                                NUMBER OF
                                                                                PORTFOLIOS IN FUND
                             TERM OF                                            COMPLEX OVERSEEN
                             OFFICE AND       PRINCIPAL OCCUPATION              BY DIRECTOR
NAME, DATE OF BIRTH          LENGTH OF        DURING THE PAST FIVE YEARS AND    OR NOMINEE         OTHER DIRECTORSHIPS
AND ADDRESS                  TIME SERVED      OTHER AFFILIATIONS                FOR DIRECTOR       HELD BY DIRECTOR
------------------           -----------      --------------------------        ----------------   ----------------
Richard E. Cavanagh          Trustee since    Trustee; President and Chief           30(1)         Trustee Emeritus, Wesleyan
P.O. Box 4546                1/22/2002(2)     Executive Officer of The                             University. Trustee, Drucker
New York, NY 10163                            Conference Board, Inc., a leading                    Foundation, Airplanes Group,
Date of Birth: 06/15/1946                     global business membership                           Aircraft Finance Trust (AFT) and
                                              organization, from 1995-present.                     Educational Testing Service
                                              Former Executive Dean of the John                    (ETS). Director, Arch Chemicals,
                                              F. Kennedy School of Government                      Fremont Group and The Guardian
                                              at Harvard University from                           Life Insurance Company
                                              1988-1995. Acting Director,                          of America.
                                              Harvard Center for Business and
                                              Government (1991-1993). Formerly
                                              Partner (principal) of McKinsey &
                                              Company, Inc. (1980-1988). Former
                                              Executive Director of Federal
                                              Cash Management, White House
                                              Office of Management and Budget
                                              (1977-1979). Co-author, THE
                                              WINNING PERFORMANCE (best selling
                                              management book published in 13
                                              national editions).

Kent Dixon                   Trustee since    Trustee; Consultant/Investor.          30(1)         Former Director of ISFA (the
P.O. Box 4546                1/22/2002(4)     Former President and Chief                           owner of INVEST, a national
New York, NY 10163                            Executive Officer of Empire                          securities brokerage service
Date of Birth: 07/03/1937                     Federal Savings Bank of America                      designed for banks and thrift
                                              and Banc PLUS Savings                                institutions).
                                              Association, former Chairman of
                                              the Board, President and Chief
                                              Executive Officer of Northeast
                                              Savings.

Frank J. Fabozzi             Trustee since    Trustee; Consultant. Editor of         30(1)         Director, Guardian Mutual
P.O. Box 4546                1/22/2002(3)     THE JOURNAL OF PORTFOLIO                             Funds Group.
New York, NY 10163                            MANAGEMENT and Adjunct Professor
Date of Birth: 08/24/1948                     of Finance at the School of
                                              Management at Yale University.
                                              Author and editor of several
                                              books on fixed income portfolio
                                              management. Visiting Professor of
                                              Finance and Accounting at the
                                              Sloan School of Management,
                                              Massachusetts Institute of
                                              Technology from 1986 to
                                              August 1992.

James Clayburn               Trustee since    Trustee; Dean Emeritus of The          30(1)         Director, Jacobs Engineering
  LaForce, Jr.               1/22/2002(2)     John E. Anderson Graduate School                     Group, Inc., Payden & Rygel
P.O. Box 4546                                 of Management, University of                         Investment Trust, Provident
New York, NY 10163                            California since July 1, 1993.                       Investment Counsel Funds, Timken
Date of Birth: 12/28/1928                     Acting Dean of The School of                         Company and Trust for Investment
                                              Business, Hong Kong University of                    Managers.
                                              Science and Technology 1990-1993.
                                              From 1978 to September 1993, Dean
                                              of The John E. Anderson Graduate
                                              School of Management, University
                                              of California.

                                                                                NUMBER OF
                                                                                PORTFOLIOS IN FUND
                             TERM OF                                            COMPLEX OVERSEEN
                             OFFICE AND       PRINCIPAL OCCUPATION              BY DIRECTOR
NAME, DATE OF BIRTH          LENGTH OF        DURING THE PAST FIVE YEARS AND    OR NOMINEE         OTHER DIRECTORSHIPS
AND ADDRESS                  TIME SERVED      OTHER AFFILIATIONS                FOR DIRECTOR       HELD BY DIRECTOR
------------------           -----------      --------------------------        ----------------   ----------------
Walter F. Mondale            Trustee since     Trustee; Partner, Dorsey &            30(1)         Director, Northwest Airlines
P.O. Box 4546                1/22/2002(3)      Whitney, a law firm (December                       Corporation, and UnitedHealth
New York, NY 10163                             1996-present, September                             Group.
Date of Birth: 01/05/1928                      1987-August 1993). Formerly, U.S.
                                               Ambassador to Japan (1993-1996).
                                               Formerly Vice President of the
                                               United States, U.S. Senator and
                                               Attorney General of the State of
                                               Minnesota. 1984 Democratic
                                               Nominee for President of the
                                               United States.

INTERESTED DIRECTORS:        Trustee since     Trustee; Chairman and Chief           30(1)         President, Treasurer and a
Laurence D. Fink*            1/22/2002(4)      Executive Officer of BlackRock,                     Trustee of the BlackRock Funds,
Date of Birth: 11/02/1952                      Inc. since its formation in 1998                    Chairman of the Board and
                                               and of BlackRock, Inc.'s                            Director of Anthracite Capital,
                                               predecessor entities since 1988.                    Inc., a Director of BlackRock's
                                               Chairman of the Management                          offshore funds and alternative
                                               Committee of BlackRock, Inc.                        investment vehicles and Chairman
                                               Formerly, Managing Director of                      of the Board of Nomura BlackRock
                                               the First Boston Corporation,                       Asset Management Co., Ltd.
                                               Member of its Management                            Currently, Co-Chairman of the
                                               Committee, Co-head of its Taxable                   Board of Trustees of Mount
                                               Fixed Income Division and Head of                   Sinai-New York University Medical
                                               its Mortgage and Real Estate                        Center and Health System and a
                                               Products Group. Currently,                          Member of the Board of Phoenix
                                               Chairman of the Board of each of                    House.
                                               the closed-end Trusts in which
                                               BlackRock Advisors, Inc. acts as
                                               investment advisor.

                                                                                NUMBER OF
                                                                                PORTFOLIOS IN FUND
                             TERM OF                                            COMPLEX OVERSEEN
                             OFFICE AND       PRINCIPAL OCCUPATION              BY DIRECTOR
NAME, DATE OF BIRTH          LENGTH OF        DURING THE PAST FIVE YEARS AND    OR NOMINEE         OTHER DIRECTORSHIPS
AND ADDRESS                  TIME SERVED      OTHER AFFILIATIONS                FOR DIRECTOR       HELD BY DIRECTOR
------------------           -----------      --------------------------        ----------------   ----------------
Ralph L. Schlosstein*        Trustee since    Trustee and President; Director        30(1)         Chairman and President of the
Date of Birth: 02/17/1951    1/17/2002(3)     since 1999 and President of                          BlackRock Provident Institutional
                                              BlackRock, Inc. since its                            Funds. Director of several of
                                              formation in 1998 and of                             BlackRock's alternative
                                              BlackRock, Inc.'s predecessor                        investment vehicles. Currently, a
                                              entities since 1988. Member of                       Member of the Visiting Board of
                                              the Management Committee and                         Overseers of the John F. Kennedy
                                              Investment Strategy Group of                         School of Government at Harvard
                                              BlackRock, Inc. Formerly,                            University, the Financial
                                              Managing Director of Lehman                          Institutions Center Board of the
                                              Brothers, Inc. and Co-head of its                    Wharton School of the University
                                              Mortgage and Savings Institutions                    of Pennsylvania, and a Trustee of
                                              Group. Currently, President of                       New Visions for Public Education
                                              each of the closed-end Trusts in                     in New York City. Formerly, a
                                              which BlackRock Advisors, Inc.                       Director of Pulte Corporation
                                              acts as investment advisor.                          and a Member of Fannie Mae's
                                                                                                   Advisory Council.

----------
(1) The Fund Complex currently consists of 30 separate closed-end funds, each with one investment portfolio.
(2) Richard E. Cavanagh and James Clayburn La Force, Jr. are designated as Class I Trustees and will serve until the Trust's Annual Meeting of Shareholders in May 2002, where it is expected they will stand for re-election.
(3) Frank J. Fabozzi, Walter F. Mondale and Ralph L. Schlosstein are designated as Class II Trustees and will serve until the Trust's Annual Meeting of Shareholders in 2003, where it is expected they will stand for re-election.
(4) Andrew F. Brimmer, Kent Dixon and Laurence D. Fink are designated as Class III Trustees and will serve until the Trust's Annual Meeting of Shareholders in 2004, where it is expected they will stand for re-election.

                                             PRINCIPAL OCCUPATION DURING THE
NAME AND DATE OF BIRTH      TITLE            PAST FIVE YEARS AND OTHER
----------------------      ---------        AFFILIATIONS
OFFICERS:                                    ------------------------------
Anne F. Ackerley            Secretary
Date of Birth: 02/03/1962                    Managing Director of BlackRock,
                                             Inc. since 2000. Formerly First
                                             Vice President and Chief Operating
                                             Officer, Mergers and Acquisitions
                                             Group at Merrill Lynch & Co. from
                                             1997 to 2000; First Vice President
                                             and Chief Operating Officer, Public
                                             Finance Group at Merrill Lynch &
                                             Co. from 1995 to 1997; First Vice
                                             President, Emerging Markets Fixed
                                             Income Research at Merrill Lynch &
                                             Co. prior thereto.

Henry Gabbay                Treasurer       Managing Director of BlackRock,
Date of Birth: 08/08/1947                   Inc. and its predecessor entities.


Robert S. Kapito            Vice            Vice Chairman and Managing Director
Date of Birth: 02/08/1957   President       of BlackRock, Inc. and its
                                            predecessor entities.


James Kong                  Assistant       Managing Director of BlackRock,
Date of Birth: 10/11/1960   Treasurer       Inc. and its predecessor entities.

Dennis Schaney              Vice            Managing Director of BlackRock,
Date of Birth: 1/4/1957     President       Inc. and its predecessor entities.

Richard Shea, Esq.          Vice            Managing Director of BlackRock,
Date of Birth: 10/31/1959   President/Tax   Inc. since 2000; Chief Operating
                                            Officer and Chief Financial
                                            Officer of Anthracite Capital, Inc.
                                            since 1998. Formerly, Director
                                            of BlackRock, Inc. and its
                                            predecessor entities.

      Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.


                                                    AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                             DOLLAR RANGE             REGISTERED INVESTMENT
                               OF EQUITY         COMPANIES OVERSEEN BY DIRECTORS
                             SECURITIES IN          IN THE FAMILY INVESTMENT
NAME OF DIRECTOR            THE FUND(2)(3)               COMPANIES(2)(3)
----------------             ---------------      ------------------------------
INDEPENDENT DIRECTORS:
Andrew F. Brimmer                0(1)                     $1-$10,000(4)
Richard E. Cavanagh              0(1)                  $50,001-$100,000(4)
Kent Dixon                       0(1)                   over $100,000(4)
Frank J. Fabozzi                 0(1)                     $1-$10,000(4)
James Clayburn La Force, Jr.     0(1)                  $50,001-$100,000(4)
Walter F. Mondale                0(1)                  $10,001-$50,000(4)
INTERESTED DIRECTORS:
Laurence D. Fink                 0(1)                   over $100,000(4)
Ralph L. Schlosstein             0(1)                  $50,001-$100,000(4)

----------
(1)   The Trust is a newly organized closed-end Fund.
(2) Does not include value of share equivalents owned pursuant to deferred compensation plan.
(3)   As of February 25, 2002.
(4) Aggregate dollar range of equity securities and share equivalents owned pursuant to the fund complex's deferred compensation plan for Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale are $10,000-$50,000, $50,001-$100,000, over $100,000, $1-$10,000, over
      $100,000 and over $100,000 respectively. Messrs. Fink and Schlosstein are not eligible to participate in the deferred compensation plan.


      The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2001, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2002, assuming the Trust had been in existence for the full calendar year.

                                                       TOTAL COMPENSATION FROM
                                   ESTIMATED             THE TRUST AND FUND
                                 COMPENSATION              COMPLEX PAID TO
NAME OF BOARD MEMBER              FROM TRUST                BOARD MEMBER1
---------------------            ------------          ----------------------
Andrew F. Brimmer                  $ 6,000(2)                   $195,000(3,4)
Richard E. Cavanagh                $ 6,000(2)                  $ 160,000(4)
Kent Dixon                         $ 6,000(2)                  $ 160,000(4)
Frank J. Fabozzi                   $ 6,000(2)                  $ 160,000(4)
James Clayburn La Force, Jr.       $ 6,000(2)                  $ 160,000(4)
Walter F. Mondale                  $ 6,000(2)                  $ 160,000(4)

----------
(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2001 from the twenty-nine closed-end funds advised by the Advisor (the "Fund Complex").
(2) Of these amounts it is anticipated that Messrs. La Force and Mondale may defer $6,000 and $3,000, respectively, pursuant to the Fund Complex's deferred compensation plan.
(3) At a meeting of the boards of directors/trustees of the Fund Complex held on August 24, 2000, Andrew F. Brimmer was appointed "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.
(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $24,000, $24,000, $139,000 and $68,000, respectively, pursuant to the Fund
      Complex's deferred compensation plan.


      Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex (subject to a $2,000 minimum per Director). In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

      From April 1997 to September 2000 Mr. Mondale served as a Director of Dain Rauscher, predecessor to RBC Dain Rauscher Inc., a principal underwriter of the Trust.

      The Trust currently has three committees: an executive committee, an audit committee and a governance committee.

      The executive committee consists of Laurence D. Fink and Ralph L. Schlosstein and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust

      The audit committee consists of Richard E. Cavanagh, Walter F. Mondale, Dr. Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi and James Clayburn La Force, Jr. The audit committee acts according to the audit committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the audit committee.

      The governance committee consists of Dr. Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, James Clayburn La Force, Jr. and Walter
F. Mondale. The governance committee acts in accordance with the governance committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the governance committee.

      As the Trust is a newly formed closed end investment company, no meetings of the above committees have been held in the current fiscal year.


CODES OF ETHICS

      The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISOR AND SUB-ADVISOR


      BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management are both wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $239 billion of assets under management as of December 31, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $215 billion of fixed income and liquidity assets under management with over 160 professionals dedicated solely to fixed income. BlackRock also manages $5.5 billion in high yield assets. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to PENSIONS & INVESTMENTS, May 14, 2001.


      The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 29 funds. As of December 31, 2001, BlackRock managed over $8.5 billion in closed-end products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name advising over $1.7 trillion in outside assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

      The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

      The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

      One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                              DESCRIPTION OF SHARES

COMMON SHARES

      The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES

      Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

      If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

      The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

OTHER SHARES

      The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                           REPURCHASE OF COMMON SHARES

      The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

      Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange,
(c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

      The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Trust of its common shares will decrease the Trust's total managed assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

      Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                         U.S. FEDERAL INCOME TAX MATTERS

      The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

      The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

      In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its net investment income which is its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

      As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

      Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") including capital gain dividends credited to shareholders but retained by the Trust (as described above) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

      The sale or other disposition of common shares of the Trust (except in the case of a redemption where a shareholder's percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%.2

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

      The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

      If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem shares of Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

      A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

      The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

      The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a domestic corporation, dividend payments by the Trust will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

      The Trust may write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. Such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for U.S. federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contact is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Trust elects to have gain or loss treated as ordinary gain or loss under Code section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Trust may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust primarily to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

      The U.S. federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Trust to treat payment received under such arrangements as ordinary income and to amortize such payment under certain circumstances. The Trust does not anticipate that its activity in this regard will affect its qualification as a regulated investment company.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Trust's sales of securities and transactions in options and futures. Under Code Section 1092, the Trust may, for U.S. federal income tax purposes, be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in options and futures.

      Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (generally currencies other than the U.S. dollar). In general, foreign currency gains and losses in connection with certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. In general, Code Section 988 gains or losses will increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Trust would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Trust shares. These rules, however, will not apply to certain transactions entered into by the Trust primarily to reduce the risk of currency fluctuations with respect to its investments.

      The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

      Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

      Certain of the Trust's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

      Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION


(1) POTENTIAL TO REDUCE RISK THROUGH SECURITY SELECTION AND SECTOR ROTATION

      The Trust has the flexibility to invest in multiple sectors, which may reduce the risks associated with investing in only a single part of the market. Sector rotation and security selection is the cornerstone of BlackRock's fixed-income investment philosophy. This process seeks to identify securities and sectors that the management team feels are undervalued and have attractive total return potential.

      Our rigorous investment processes have helped to attract nine of the ten largest U.S. companies to invest with us.

      Some of the sectors where the Trust has flexibility to rotate investments among include:

      High Yield Securities / Corporate Securities / Asset-Backed Securities / Mortgage-Related Securities U.S. Treasury / Agency Securities / Non U.S. Securities.


(2) HINTS OF AN ECONOMIC RECOVERY IN 2002 BODE WELL FOR HIGH YIELD BONDS. HISTORICALLY, THE HIGH YIELD SECTOR HAS PERFORMED WELL IN PERIODS OF STRONG EQUITY MARKETS.


      As the Federal Reserve's current interest rate reduction cycle approaches an end, and a potential economic recovery emerges, BlackRock believes that the high yield sector may be particularly attractive.

      Default rates of high yield bonds are projected to peak toward the end of the first quarter of 2002*. Over the past decade, high yield bond performance has improved in anticipation of a peak in default rates, indicating the time may be right to consider high yield now.**

      Historically, the high yield sector has performed well in periods of strong equity markets. Equity market performance is often influenced by the strength of the economy.

----------
*  Source: Moody's Investors Service, "December Default Report" January 14,
   2002.
** Source:CDAWeisenberger / BlackRock Advisors, Inc.

                                S&P 500 COMPOSITE     LEHMAN HIGH YIELD
         PERIOD END                TOTAL RETURN     COMPOSITE BOND INDEX
         ----------             ------------------   -------------------
         12/31/84
         12/31/85 ..............      31.73%               25.64%
         12/31/86 ..............      18.67%               17.45%
         12/31/87 ..............       5.25%                4.99%
         12/31/88 ..............      16.61%               12.53%
         12/31/89 ..............      31.69%                0.83%
         12/31/90 ..............      -3.11%               -9.59%
         12/31/91 ..............      30.47%               46.18%
         12/31/92 ..............       7.62%               15.75%
         12/31/93 ..............      10.08%               17.12%
         12/31/94 ..............       1.32%               -1.03%
         12/31/95 ..............      37.58%               19.17%
         12/31/96 ..............      22.96%               11.35%
         12/31/97 ..............      33.36%               12.76%
         12/31/98 ..............      28.57%                1.87%
         12/31/99 ..............      21.05%                2.30%
         12/31/00 ..............      -9.11%               -5.86%
         12/31/01 ..............     -11.88%                5.28%

----------
Source: CDA Weisenberger / BlackRock Advisors, Inc. *Past performance is no guarantee of future results. This chart is for illustrative purposes only and does not represent the past or future performance of the Trust.

      *The Lehman High Yield Composite Index covers the universe of fixed-rate, non-investment grade debt. The S&P 500 Composite Total Return Index is an unmanaged index consisting of most of the largest stocks in the U.S., includes the reinvestment of dividends and is considered to be a common measure of the U.S. stock market. Each Index shown is unmanaged and is not available for direct investment. The Trust expects to employ leverage. A leveraged portfolio may perform differently.

(3) HIGH YIELD BONDS HAVE BEEN AN ATTRACTIVE SEGMENT OF THE FIXED INCOME MARKET

      High yield bonds have outperformed investment-grade bonds in eight of the last eleven calendar years.

                      12/31/1990    12/31/1991     12/31/1992     12/31/1993    12/31/1994     12/31/1995
                      12/31/1991    12/31/1992     12/31/1993     12/31/1994    12/31/1995     12/31/1996
FUND                      ANN           ANN            ANN            ANN           ANN            ANN
NAME                  TOT RETURN    TOT RETURN     TOT RETURN     TOT RETURN    TOT RETURN     TOT RETURN
------                ----------    ----------     ----------     ----------    ----------     ----------
Securities Indices
  Lehman Aggregate
  Bd Tr                  16.00          7.40           9.75          -2.92         18.47           3.63
Lehman High
  Yield Tr               46.18         15.75          17.12          -1.03         19.17          11.35

                      12/31/1996    12/31/1997     12/31/1998     12/31/1999    12/31/2000
                      12/31/1997    12/31/1998     12/31/1999     12/31/2000    12/31/2001
                          ANN           ANN            ANN            ANN           ANN
                      TOT RETURN    TOT RETURN     TOT RETURN     TOT RETURN    TOT RETURN
                      ----------    ----------     ----------     ----------    ----------
                         9.65          8.69           -0.82          11.63         8.44
                         12.76         1.87           2.39           -5.86         5.28

----------

Source: Lipper Inc. Past performance is no guarantee of future results. This chart is for illustrative purposes only and does not represent the past or future performance of the Trust*.

      *The Lehman High Yield Index covers the universe of fixed-rate, non-investment grade debt. The Lehman Aggregate Bond Index is representative of intermediate-term government bonds, investment-grade corporate securities and mortgage-backed securities. Each Index shown is unmanaged and is not available for direct investment. The Trust expects to employ leverage. A leveraged portfolio may perform differently.

(4) HIGH YIELD BONDS APPEAR TO BE UNDERVALUED COMPARED TO HISTORICAL LEVELS

      High Yield Bonds may appear to be attractively valued relative to alternatives.

       SPREAD OF             SPREAD OF             SPREAD OF            SPREAD OF             SPREAD OF             SPREAD OF
DATE   TREASURY       DATE   TREASURY       DATE   TREASURY       DATE  TREASURY        DATE  TREASURY        DATE  TREASURY
-----  --------       -----  --------       -----  --------       ----- --------        ----- --------        ----- --------
01/31/86    399      09/30/88    443       05/31/91    784       01/31/94    391       09/30/96    353       05/26/99    548
02/28/86    419      10/31/88    451       06/30/91    743       02/28/94    359       10/31/96    391       06/24/99    525
03/31/86    490      11/30/88    434       07/31/91    723       03/31/94    390       11/29/96    390       07/29/99    551
04/30/86    448      12/31/88    448       08/31/91    746       04/29/94    393       12/31/96    342       08/26/99    576
05/31/86    370      01/31/89    419       09/30/91    754       05/31/94    388       01/31/97    336       09/30/99    611
06/30/86    451      02/28/89    406       10/31/91    724       06/30/94    397       02/28/97    307       10/28/99    606
07/31/86    515      03/31/89    451       11/30/91    686       07/29/94    426       03/31/97    329       11/23/99    589
08/31/86    534      04/30/89    517       12/31/91    729       08/31/94    428       04/30/97    343       12/29/99    554
09/30/86    473      05/31/89    525       01/31/92    589       09/30/94    406       05/30/97    318       01/27/00    549
10/31/86    478      06/30/89    591       02/29/92    538       10/31/94    405       06/30/97    320       02/24/00    571
11/30/86    497      07/31/89    629       03/31/92    490       11/30/94    419       07/31/97    329       03/30/00    650
12/31/86    495      08/31/89    583       04/30/92    500       12/30/94    420       08/29/97    318       04/27/00    657
01/31/87    444      09/30/89    636       05/31/92    499       01/31/95    444       09/30/97    313       05/24/00    671
02/28/87    425      10/31/89    745       06/30/92    521       02/28/95    442       10/31/97    361       06/29/00    695
03/31/87    400      11/30/89    771       07/31/92    544       03/31/95    441       11/28/97    347       07/27/00    692
04/30/87    416      12/31/89    790       08/31/92    555       04/28/95    425       12/31/97    359       08/31/00    716
05/31/87    318      01/31/90    774       09/30/92    563       05/31/95    457       01/30/98    366       09/28/00    750
06/30/87    435      02/28/90    837       10/31/92    583       06/30/95    470       02/27/98    349       10/26/00    829
07/31/87    338      03/31/90    794       11/30/92    532       07/31/95    432       03/31/98    345       11/30/00    939
08/31/87    323      04/30/90    773       12/31/92    548       08/31/95    452       04/30/98    357       12/28/00    959
09/30/87    380      05/31/90    793       01/29/93    490       09/29/95    451       05/29/98    384       01/25/01    845
10/31/87    572      06/30/90    736       02/26/93    473       10/31/95    454       06/30/98    409       02/22/01    808
11/30/87    472      07/31/90    718       03/31/93    433       11/30/95    478       07/31/98    400       03/29/01    850
12/31/87    459      08/31/90    798       04/30/93    437       12/29/95    477       08/31/98    617       04/26/01    840
01/31/88    480      09/30/90    970       05/28/93    406       01/31/96    467       09/24/98    670       05/31/01    786
02/29/88    458      10/31/90   1060       06/30/93    409       02/29/96    415       10/29/98    751       06/28/01    822
03/31/88    467      11/30/90   1058       07/30/93    400       03/29/96    413       11/25/98    610       07/26/01    831
04/30/88    447      12/31/90   1096       08/31/93    434       04/30/96    388       13/31/98    641       08/30/01    825
05/31/88    417      01/31/91   1058       09/30/93    452       05/31/96    373       01/28/99    627       09/27/01   1018
06/30/88    424      02/28/91    909       10/29/93    434       06/28/96    396       02/25/99    577       10/25/01    966
07/31/88    391      03/31/91    802       11/30/93    407       0'7/31/96   388       03/31/99    588       11/29/01    875
08/31/88    406      04/30/91    772       12/31/93    405       08/30/96    364       04/29/99    549       12/27/01    867

Average Spread of Treasuries for time period above is 547 bps.

----------
Source: Credit Suisse First Boston
Past Performance is no guarantee of future results.*

      The chart above shows that current yields of high yield bonds are at very wide levels compared to historical data. BlackRock believes bonds in the high yield market are trading at relatively low prices and therefore may have the potential for price appreciation.

      *Chart shows the market weighted average spread to worst of all non-defaulted bonds in the Credit Suisse First Boston High Yield Index to
U.S. Treasuries of equivalent maturity dates. The spread to worst is based on the yield to the worst call date minus the yield to a Treasury of an equivalent maturity date. It is not possible to invest directly in an index. The Trust expects to employ leverage. A leveraged portfolio may perform differently.

(5) HIGH YIELD BONDS HAVE OUTPERFORMED OTHER FIXED INCOME SECTORS IN RISING INTEREST RATE ENVIRONMENTS

      The graph below shows that high yield has outperformed during the two most recent rising interest rate periods, as measured by the 10-year Treasury note.

      Fixed Income Sector Performance in Rising Interest Rate Environments

                                           10/93-9/94               10/98-12/99
                                            ---------                 ----------
Mortgages                                      -1.14%                      2.67%
Asset Backed Securities                         0.81%                      2.22%
U.S. Corporates                                -4.49%                     -1.35%
U.S. Agencies                                  -3.97%                     -0.77%
U.S. Governments                               -4.04%                     -2.33%
High Yield                                      3.03%                      4.57%

----------
Source: Lehman Brothers / BlackRock Advisors, Inc.
Past performance is no guarantee of future results.*

      *Referenced Lehman Indices: The High Yield Index covers the universe of fixed-rate, non-investment grade debt. The Asset-Backed Securities Index covers five subsectors including: credit and charge cards, autos, home equity loans, utility and manufactured housing. The Mortgage-Backed Security Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The U.S. Government Index covers securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices). The U.S. Agency Index covers publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. The U.S. Corporate Investment Grade Index covers publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. Each Index shown is unmanaged and is not available for direct investment. The Trust expects to employ leverage. A leveraged portfolio may perform differently.


                                     EXPERTS


     The Statement of Net Assets of the Trust as of February 20, 2002 appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, provides accounting and auditing services to the Trust.



                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholder of
BlackRock Strategic Bond Trust

      We have audited the accompanying statement of assets and liabilities of BlackRock Strategic Bond Trust (the "Trust") as of February 20, 2002 and the related statements of operations and changes in net assets for the period from January 22, 2002 (date of inception) to February 20, 2002. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at February 20, 2002 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2002

                         BLACKROCK STRATEGIC BOND TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 20, 2002
ASSETS:
Cash ...............................................................  $ 135,014
LIABILITIES:
Payable for organization costs .....................................     35,000
                                                                      ---------
Net Assets .........................................................  $ 100,014
                                                                      =========
NET ASSETS WERE COMPRISED OF:
  Common stock at par (Note 1) .....................................  $       9
  Paid-in capital in excess of par .................................    135,005
                                                                      ---------
                                                                        135,014
  Undistributed net investment loss ................................    (35,000)
                                                                      ---------
Net assets, October 25, 2002 .......................................  $ 100,014
                                                                      =========
NET ASSET VALUE PER SHARE:
Equivalent to 9,425 shares of common stock issued
and outstanding, par value $0.001, unlimited shares authorized .....  $   10.61
                                                                      =========

                         BLACKROCK STRATEGIC BOND TRUST
                             STATEMENT OF OPERATIONS
               FOR THE PERIOD JANUARY 22, 2002 (DATE OF INCEPTION)
                              TO FEBRUARY 20, 2002

Investment Income ..................................................  $      --
Expenses
  Organization expenses ............................................     35,000
                                                                      ---------
Net investment loss ................................................  $ (35,000)
                                                                      =========

                         BLACKROCK STRATEGIC BOND TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE PERIOD JANUARY 22, 2002 (DATE OF INCEPTION)
                              TO FEBRUARY 20, 2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment loss ..............................................  $ (35,000)
                                                                      ---------
  Net decrease in net assets resulting from operations .............    (35,000)
                                                                      ---------
Capital Stock Transactions
  Net proceeds from the issuance of common shares ..................    135,014
                                                                      ---------
    Total increase .................................................    100,014
                                                                      =========
NET ASSETS
Beginning of period ................................................         --
                                                                      ---------
End of period ......................................................  $ 100,014
                                                                      =========

                          NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Blackrock Strategic Bond Trust (the "Trust") was organized as a Delaware business trust on January 22, 2002 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Advisors, Inc. of 9,425 shares of common stock for 135,014 ($14.325 per share).

Note 2. Agreements

The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.75% of the average weekly value of the Trust's Managed Assets. BlackRock Advisors, Inc. has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through February 28, 2007), and for a declining amount for an additional three years (February 28, 2010).

Note 3. Organization Expenses and Offering Costs

Organization expenses of $35,000 have been expensed. Offering costs, estimated to be approximately $637,000 will be charged to paid-in capital at the time shares of beneficial interest are sold.

Note 4. Cash & Cash Equivalents

The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

                                   APPENDIX A


RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1"         Issue's degree of safety regarding timely payment is strong.
                    Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2"         Issue's capacity for timely payment is satisfactory.
                    However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

      "B"           Issue has only a speculative capacity for timely payment.

      "C"           Issue has a doubtful capacity for payment.

      "D"           Issue is in payment default.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1"     Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
                    leading market positions in well established industries;
                    high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation;
                    and well established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2"     Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3"     Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.
                    The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime"   Issuer does not fall within any of the Prime rating
                    categories.

      Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F-1+"        Securities possess exceptionally strong credit quality.
                    Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "F-S" Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "D"           Securities are in actual or imminent payment default.

      Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

      IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

      "A1+" Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

      "A1" Obligations are supported by the highest capacity for timely repayment.

      "A2" Obligations are supported by a satisfactory capacity for timely repayment.

      "A3" Obligations are supported by a satisfactory capacity for timely repayment.

      "B" Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

      "C" Obligations for which there is a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B,"
      "CCC," "CC"
      and "C" Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "BB" Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB"rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      "B" Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      "CCC" Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      "CC" This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      "C" This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      "CI" This rating is reserved for income bonds on which no interest is being paid.

      "D" Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR
      MINUS (-)     The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa"          Bonds are judged to be of high quality by all standards.
                    Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B,"
     "Caa," "Ca,"
     and "C" Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---)    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      (P) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B,"
     "CCC," "DD,"
     and "DP" Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A,""BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

      "AAA" Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B,"
     "CCC," "CC,"
     "C," "DDD,"
     "DD," and "D"  Bonds that possess one of these ratings are considered by
                    Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

      To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

      "AAA" Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      "AA" Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      "A" Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      "BBB" Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     "BB," "B,"
     "CCC," "CC,"
     and "C" Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

      IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

      "AA" This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

      "A" This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B,"
     "CCC," and
     "CC," These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" This designation indicates that the long-term debt is in default.

     PLUS (+) OR
     MINUS (-)      The ratings from "AAA" through "CC" may include a plus or
                    minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1"  Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2"  Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3"  Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4"  Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" Loans bearing this designation are of speculative quality and lack margins of protection.

      Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

            GENERAL CHARACTERISTICS AND RISKS OF HEDGING TRANSACTIONS

      In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

      The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

      The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

      The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

      CHARACTERISTICS. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

      LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

      SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S.

government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

      Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

                      [This Page Intentionally Left Blank]

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS

         Part A--Report of Independent Accountants.(3)

         Part B--Statement of Assets and Liabilities.(3)

(2)      EXHIBITS

         (a)      Agreement and Declaration of Trust.(1)

         (b)      By-Laws.(2)

         (c)      Inapplicable.

         (d)      Form of Specimen Certificate.(2)


         (e)      Form of Dividend Reinvestment Plan.(3)


         (f)      Inapplicable.

         (g)(1)   Form of Investment Management Agreement.(2)

         (g)(2)   Form of Sub-Investment Advisory Agreement(2)

         (g)(3)   Form of Waiver Reliance Letter(2)

         (h)      Form of Underwriting Agreement(2)

         (i)      Form of Deferred Compensation Plan for Independent Trustees(2)

         (j)      Form of Custodian Agreement(3)

         (k)      Form of Transfer Agency Agreement(3)

         (l)      Opinion and Consent of Counsel to the Trust(3)

         (m)      Inapplicable.

         (n)      Consent of Independent Public Accountants(3)

         (o)      Inapplicable.

         (p)      Form of Initial Subscription Agreement(2)

         (q)      Inapplicable.

         (r)(1)   Code of Ethics of Trust(2)

         (r)(2)   Code of Ethics of Advisor and Sub-Advisor(2)

         (r)(3)   Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc(2)

         (s)      Powers of Attorney(2)

----------

   (1)   Previously filed with the initial filing on January 17, 2002


   (2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on January 24, 2002.

   (3)   Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS


      Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest previously filed with pre-effective amendment No. 1 of this Registration Statement.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

      Registration fees .........................................  $  32,265
      New York Stock Exchange listing fee .......................  $  98,700
      Printing (other than certificates) ........................  $ 333,654
      Engraving and printing certificates .......................  $  20,375
      Accounting fees and expenses ..............................  $   5,000
      Legal fees and expenses ...................................  $ 150,000
      NASD fee ..................................................  $  10,500
      Miscellaneous .............................................  $ 200,000
        Total ...................................................  $ 850,494

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     None.

ITEM 28. NUMBER OF HOLDERS OF SHARES


                                                                     NUMBER OF
      TITLE OF CLASS                                              RECORD HOLDERS
      ------------                                                --------------
      Shares of Beneficial Interest ..............................       1


ITEM 29. INDEMNIFICATION

      Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

      5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

      5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses
(i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

      (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

      (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

      (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

      5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

      5.4 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

      5.5 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

      Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 9 of the Underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent.

ITEM 32. MANAGEMENT SERVICES

     Not Applicable

ITEM 33. UNDERTAKINGS

      (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2)   Not applicable

      (3)   Not applicable

      (4)   Not applicable

      (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

      (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 2002.


                                     BLACKROCK STRATEGIC
                                     BOND TRUST
                                     By:        /s/ RALPH L. SCHLOSSTEIN
                                         ---------------------------------------
                                                  Ralph L. Schlosstein


      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities set forth below on the 26th day of February, 2002.


              NAME                                           TITLE
             ------                                           -----

    /s/ RALPH L. SCHLOSSTEIN                        Trustee, President,
--------------------------------                    Chief Executive Officer and
      Ralph L. Schlosstein                          Chief Financial Officer


                *                                            Trustee
--------------------------------
         Andrew Brimmer

                *                                            Trustee
--------------------------------
       Richard E. Cavanagh

                *                                            Trustee
--------------------------------
           Kent Dixon

                *                                            Trustee
--------------------------------
        Frank J. Fabozzi

                *                                            Trustee
--------------------------------
        Laurence D. Fink

                *                                            Trustee
--------------------------------
  James Clayburn La Force, Jr.

                *                                            Trustee
--------------------------------
         Walter Mondale

  *By /s/ RALPH L. SCHLOSSTEIN
--------------------------------
      Ralph L. Schlosstein
        Attorney-in-fact

INDEX TO EXHIBITS


      (e)   Form of Dividend Reinvestment Plan

      (j)   Form of Custody Agreement

      (k)   Form of Transfer Agency Agreement

      (l)   Opinion and Consent of Counsel to the Trust

      (n)   Consent of Independent Public Accountants